Table of Contents
Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Translation J11791/10

The document submitted for translation is an Contract for the Assignment for the Performance of Activities in Research and Mining of Crude Oil and Natural Gas.

FEDERATIVE REPUBLIC OF BRAZIL

MINISTRY OF MINES AND ENERGY

MINISTRY OF FINANCE

TRANSFER OF RIGHTS AGREEMENT CONTRACT FOR RESEARCH ACTIVITIES AND MINING OF PETROLEUM, NATURAL GAS AND OTHER HYDROCARBON FLUIDS SIGNED BETWEEN THE FEDERAL GOVERNMENT AND PETRÓLEO BRASILEIRO S.A. – PETROBRAS AND, IN THE CAPACITY OF REGULATORY BODY AND INSPECTOR, THE NATIONAL PETROLEUM, NATURAL GAS AND BIOFUEL AGENCY (AGÊNCIA NACIONAL DO PETRÓLEO, GÁS NATURAL E BIOCOMBUSTÍVEIS– ANP)

Translation nºJ11791/10 CL/IS	1	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

BRAZIL	2010
CHAPTER I – BASIC PROVISIONS	7
FIRST CLAUSE: DEFINITIONS	7
Definitions in the Contract	7
CHAPTER II – TRANSFER OF RIGHTS AGREEMENT	13
SECOND CLAUSE: SUBJECT MATTER	13
THIRD CLAUSE: AREA OF THE CONTRACT	13
FOURTH CLAUSE: VALUE AND PAYMENT TERMS	13
Value	13
Payment terms	13
FIFTH CLAUSE: VALIDITY AND DURATION	14
Beginning	14
Validity term
SIXTH CLAUSE: COSTS AND RISKS ASSOCIATED TO THE PERFORMANCE OF THE CONTRACT	15
Assignee	15
Data Survey on Non-exclusive Bases	15
SEVENTH CLAUSE: RETURN OF BLOCKS	16

Translation nºJ11791/10 CL/IS	2	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Liabilities and Deactivation and Abandonment Guaranties	16
CHAPTER III – CONTRACT REVIEW	17
EIGHTH CLAUSE: PROCEDURE FOR CONTRACT REVIEW	17
Revision	17
Beginning	17
Conditions	17
Consequences	18
Conclusion of Revision	19
CHAPTER IV – PHASES OF THE CONTRACT	20
NINTH CLAUSE: PHASES	20
TENTH CLAUSE: EXPLORATION PHASE	20
Beginning	20
Term	20
Mandatory Exploration Program	21
Notification of Discovery	21
Evaluation of New Oilfield	22
Approval and Modifications to the Final Report on the Mandatory Exploration Program	22

Translation nºJ11791/10 CL/IS	3	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Non compliance with the Mandatory Exploration Program	22
Options deriving from the conclusion of the Exploration and Evaluation Phase	23
Report on the Return of the Block in the Exploration Phase	23
ELEVENTH CLAUSE: DISCOVERY AND OTHER NATURAL RESOURCES	23
New discoveries after the Revision	23
Other Natural Resources	24
TWELVETH CLAUSE: DECLARATION OF MARKETABILITY	24
Option of the Assignee	24
Return of the Area of the Discovery	24
Continuation of the Exploration and/or Evaluation	24
THIRTEENTH CLAUSE: PRODUCTION PHASE	25
Beginning	25
Development Plan	25
Development Area	25
Approval and Execution of the Development Plan	25
Revisions and Alterations	26

Translation nºJ11791/10 CL/IS	4	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Beginning of Production	26
Annual Production Program	26
Modification done by ANP	27
Revision of the Annual Production Program	27
Authorized Variation	27
Temporary Interruption of Production	27
Relocation of the Volumes from the Transfer of Rights Agreement	27
FOURTEENTH CLAUSE: RETURN OF FIELDS	28
Return of the Fields	29
FIFTEENTH CLAUSE: MEASURING, ENTREGA AND DISPONIBILIDADE DA PRODUCTION	30
Measuring	30
Monthly Bulletins	30
Consumption in the Operations	30
Production of the Test	31
Associated Natural Gas	31
Losses and Fires	31
SIXTEENTH CLAUSE: INDIVIDUALIZATION OF PRODUCTION	31
Procedure	32

Translation nºJ11791/10 CL/IS	5	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

CHAPTER V - EXECUTION OF THE OPERATIONS	34
SEVENTEENTH CLAUSE: EXECUTION BY THE ASSIGNEE	34
Diligence in Conducting the Operations	34
Licenses, Authorizations and Permissions	34
Free Access to the Contracted Area	34
Drilling and Desertion of Oil Wells	34
Programs of Additional Jobs	35
Acquisition of Data from outside the Contracted Area	35
EIGHTEENTH CLAUSE: DISPOSITION OF THE CRUDE OIL AND NATURAL GAS	35
Free Disposition and Supply of the Domestic Market	35
NINTEENTH CLAUSE: CONTROL OF THE OPERATIONS AND ASSISTANCE TO ASSIGNEE	36
Follow up, Supervision and Control done by ANP	36
Assistance to the Assignee	36
Dismissal of the Assignor’s and ANP’s liability	36
TWENTIETH CLAUSE: PROGRAMS AND ANNUAL BUDGETS	37
Presentation to ANP	37

Translation nºJ11791/10 CL/IS	6	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Revisions and Alterations of the Programs and Annual Budgets	37
TWENTY-FIRST CLAUSE: DATA AND INFORMATION	37
Furnished by the Assignee to ANP	37
Processing or Analysis Abroad	38
Presentation of the information	38
Parties duties	39
TWENTY-SECOND CLAUSE: ASSETS	39
Furnished by the Assignee	39
Licenses, Authorizations and Permissions	39
Expropriations and Easements	39
Installations or Equipment from outside the Contracted Area	39
Case of Reversion of Assets	40
Removal of Assets	40
TWENTY-THIRD CLAUSE: PERSONNEL, SERVICES AND SUB-CONTRACTS	41
Personnel	41
Services	41

Translation nºJ11791/10 CL/IS	7	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

TWENTY-FOURTH CLAUSE: BRAZILIAN SUPPLIERS OF ASSETS AND SERVICES AND LOCAL CONTENT	41
Commitment of Assignee with Local Content	41
TWENTY-FIFTH CLAUSE: ENVIRONMENT	45
TWENTY-SIXTH CLAUSE: INSURANCES AND GUARANTEES	46
Insurances	46
TWENTY-SEVENTH CLAUSE: ROYALTIES AND QUALIFIED EXPENSES SUCH AS RESEARCH AND DEVELOPMENT	47
Royalties	47
Qualified Expenses such as Research and Development	47
TWENTY-EIGHTH CLAUSE: TAXES	48
Taxation System	48
Certificates and Proofs of Regularity	48
TWENTY-NINTH CLAUSE: ACCOUNTING AND AUDIT	48
Accounting	48
Audit	49
CHAPTER VI – GENERAL PROVISIONS	50

Translation nºJ11791/10 CL/IS	8	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

THIRTIETH CLAUSE: NON-TRANSFERABILITY OF THE CONTRACT	50
THIRTY-FIRST CLAUSE: NON COMPLIANCE AND PENALTIES	50
Contract sanctions	50
Termination	50
Option for Sanctions	51
THIRTY-SECOND CLAUSE: CONTRACT TERMINATION	51
Termination due Performance of the Subject Matter	51
Termination due Expiration of the Term	51
Consequences of the Termination	51
THIRTY-THIRD CLAUSE: ACTS OF GOD AND FORCE MAJEURE	52
Total or Partial Dismissal	52
Losses	52
Alteration or Termination of the Contract	52
THIRTY-FOURTH CLAUSE: NOTIFICATIONS	53
Validity and Efficacy	53
Alterations of the Articles of Incorporation	53
Communications to the Assignor or to ANP	53

Translation nºJ11791/10 CL/IS	9	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Addresses	53
THIRTY-FIFTH CLAUSE: FINAL PROVISIONS	53
Applicable Law	53
Conciliation	53
Suspension of the Activities	54
Justifications	54
Jurisdiction	54
LIST OF ATTACHMENTS	56
AREA OF THE CONTRACT	57
MODEL OF THE QUARTERLY EXPENSES REPORT	59
MANDATORY EXPLORATION PROGRAM	60
GUIDELINES FOR CONTRACT REVIEW	61
LOCAL CONTENT	63
ADDRESSES	65
PRE-SALT AREA	68

The Federal Government, through its Ministry of Mines and Energy and its Ministry of Finance, pursuant to Law nº 10.683, from the 28th of May, 2003, and of Law nº 12.276, from June 30, 2010, (hereinafter called “Assignor”), herein represented by the Minister of State, Mines and Energy, Márcio Pereira Zimmermann,

Translation nºJ11791/10 CL/IS	10	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Minister of Finance, Guido Mantega and by the Attorney General of the National Treasury, Adriana Queiroz de Carvalho, and Petróleo Brasileiro S.A. - PETROBRAS, a company of private and public joint stock, with headquarters at Av. República of the Chile, 65, in the city of Rio of the Janeiro, State of Rio of the Janeiro, enrolled in the National Registry of Legal Entities (CNPJ/MF) under nº 3300167/0001-01 (hereinafter referred to as “PETROBRAS” or “Assignee”), herein represented by its Chief Executive Officer and the following Directors: José Sérgio Gabrielli de Azevedo, Brazilian, economist, bearer of ID Card No. 00693342-2 SSP/BA, enrolled with the Corporate Taxpayer’s Register of the Ministry of Finance (CPF) under number 042.750.395-72, domiciled at  Av. República do Chile, 65 - Centro - Rio de Janeiro - 23° andar - RJ, CEP 20.031-912

Almir Guilherme Barbassa, Brazilian, economist bearer of ID Card No. 3464739 IFP/RJ, enrolled with the Corporate Taxpayer’s Register of the Ministry of

Translation nºJ11791/10 CL/IS	11	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Finance (CPF) under number 012.113.586-15, domiciled at  Av. República do Chile, 65 - Centro - Rio de Janeiro - 23° andar - RJ, CEP 20.031-912 Guilherme de Oliveira Estrella, Brazilian, geologist, bearer of ID Card No. 1621056 IFP/RJ, enrolled with the Corporate Taxpayer’s Register of the Ministry of Finance (CPF) under number 012.771.627-00, domiciled at Av. República do Chile, 65 - Centro - Rio de Janeiro - 23° andar - RJ, CEP 20.031-912 Referred to below and together as “Parties”, or, individually as “Party” and, in the capacity of Regulatory Body and Inspector, The National Oil, Natural Gas and Biofuels Agency (Agência Nacional de Petróleo, Gás Natural e Biocombustíveis- ANP), special autarky entity created by Law nº 9.478, from August 6, 1997, bound to the Ministry of Mines and Energy, with headquarters at SGAN Quadra 603, Module I, 3º andar, in the city of Brasília, Distrito Federal (hereinafter referred to as “ANP” or “Agency”), herein represented by its Director General,  Haroldo Borges Rodrigues Lima, Brazilian,

Translation nºJ11791/10 CL/IS	12	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

engineer, bearer of ID Card No. 13.517714 SSP/SP, enrolled with the Corporate Taxpayer’s Register of the Ministry of Finance (CPF) under number 046.751.185-34, domiciled at Av. Rio Branco, 65 - Centro - Rio de Janeiro - 18° andar - RJ, CEP 20.090-004,sign, pursuant to Law nº 12.276 from 2010, the present Contract of Transfer of Rights Agreement for Research and Mining of Crude Oil, Natural Gas and other Fluid Hydrocarbons (hereinafter referred to as “Contract”), according to the following clauses and conditions:

CHAPTER I – BASIC PROVISIONS
FIRST CLAUSE: DEFINITIONS

Definitions in the Contract

1.1. For the purpose of this Contract, the definitions in this paragraph 1.1 will be used and, in the matters that they do not conflict, those contained in Law nº 9.478, of 1997, and in Decree nº 2.705, from August 3, 1998, every time the following words and expressions are used, whether in the singular form or the plural one: “Agreement of Production Individualization” means the instrument to be signed between the Assignee and the

Translation nºJ11791/10 CL/IS	13	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Interested Party so that the production of the Oilfield that goes beyond the Contracted Area can be unified, according to the terms in the Sixteenth Clause.
 “Affiliated” means any company that, directly or indirectly, is controlled by the Assignee.

 “Area of Development” means any portion of the Contracted Area in which the activities determined in the Development Plan will be performed.

“Contract Area” means the Blocks, described and delimited in Attachment I – Contract Area, in which the Assignee will be able to perform the Research and Mining activities of Oil, Natural Gas and other Fluid Hydrocarbons, which performance is assigned for consideration, pursuant to the terms in this Contract.

“Pre-salt Area” means the region in the subsoil formed by a vertical prism of undetermined depth, with a polygonal surface defined by geographical coordinates of its vertexes established by Attachment VIII – Pre-salt Area.

“Evaluation” means the set of Operations that have the purpose of verifying the marketability of a Discovery or

Translation nºJ11791/10 CL/IS	14	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

set of discoveries of Oil, Natural Gas or other Fluid Hydrocarbons in each Block of the Contract Area.
 “Crude Oil Equivalent Barrel” or “Barrel” means the volume equivalent to 0,158987 cubic meters of crude oil, condensate and gas natural in the reference conditions of 20°C in temperature and 0,101325 MPa of pressure, with the conversion of natural gas volumes into crude oil calculated in a relation of 1 m3 of crude oil to 1,000 m3 of gas, excluding the volumes of CO2.

“Definitive Blocks” means the Blocks as identified in Attachment I – Contract Area.

“Contingent Block” means the Block identified in Attachment I of the Contract.

“Assignor” means the Federal Government, according to the preamble of this Contract.

“Transfer of Rights Agreement” means the juristic act through which the Assignor transmits, upon payment of a consideration, to the Assignee the activities of research and mining of Crude Oil, Natural Gas and other Fluid Hydrocarbons pursuant to the terms provided for in Law n° 12.276, of 2010.

Translation nºJ11791/10 CL/IS	15	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

“Assignee” means PETROBRAS, according to the preamble of this Contract.

“Licensee” means the company or consortium of companies under concession for the Exploration and Production of Crude Oil, Natural Gas and other Fluid Hydrocarbons pursuant to the terms in Law n° 9.478, of 1997.

“Local Content in the Development of Production Stage” means the proportion between the value of the assets produced and the services rendered in the Country for the performance of the Contract and the total value of the assets used and the services rendered, in relation to the Development Operations, calculated at the end of each module in the Development of Production Stage, according to the Development Plan approved by ANP, pursuant to the provision in paragraph 24.2(c) and in the methodology defined in the regulatory norms edited by ANP.

“Local Content in the Exploration Phase” means the proportion between the value of the assets produced and the services rendered in the country for the performance

Translation nºJ11791/10 CL/IS	16	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

of the Contract and of total value of the assets used and the services rendered, in relation to the Exploration Operations in the Assigned area, according to the Mandatory Exploration Program and as provided in paragraph 24.2(a), calculated according to the methodology defined in the regulatory norms edited by ANP. “Contract” means the main body of this Transfer of Rights Agreement Contract for the Performance of Activities in Research and Mining of Crude Oil, Natural Gas and Fluid Hydrocarbons, as well as its Attachments.

“Signing Date” means the date in which this Contract is signed between the parties and represents the day it became in force.

“Declaration of Marketability” means the written notification from the Assignee to ANP declaring one or more Reservoirs or Deposits as Commercial Discovery in the Contracted Area.

“Discovery” means any occurrence of Crude Oil, Natural Gas and other Fluid Hydrocarbons, minerals and, in general, any other natural resources in the

Translation nºJ11791/10 CL/IS	17	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Contracted Area, independent of quantity, quality or Marketability, verified by at least two methods of detection or evaluation.

“Qualified Expenses with Research and Development” means expenses with contracting activities at universities or national research and technological development institution, either the public or the private ones, previously accredited for this purpose by ANP, in areas of interest and relevant subjects to the Energy industry, covering all its sources or matrixes, and to the Environment.

“Production Development Stage” means, for any Field, the period initiated at the date of the delivery of the Declaration of Marketability for the specific and ended Development Area (i) with the conclusion of the job and the activities comprised in the respective Development Plan, or (ii) with the interruption of the Field Development.

“Exploration Phase” means the period of time needed for the performance of the Mandatory Exploration Program and the complementary evaluations proposed

Translation nºJ11791/10 CL/IS	18	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

by the Assignee and approved by ANP, with the term limited in paragraph 10.2. The Exploration Phase of each Block ends with the Declaration of Marketability of the Discovery or the full return of the Block.

“Production Phase” means the period initiated on the date the respective Declaration of Marketability is delivered up to the end of the Validity Term of the Contract.

“Brazilian Supplier” means any producer or supplier for the goods produced or of the services rendered in Brazil, through companies constituted under Brazilian laws or companies that use goods produced in the country under special customs rules and fiscal incentives applicable to the Crude Oil and Natural Gas industry.

“Associated Gas” means the Natural Gas produced in the Oilfield where it is found dissolved in contact with underlying Crude saturated by Natural Gas.

“Non Associated Gas” means the Natural Gas produced in the dry Gas Oilfield or in the Gas Oilfield and condensed.

Translation nºJ11791/10 CL/IS	19	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

“Interested Party” means the Licensee, the contracted under another regime of Exploration and Production of the Crude Oil, Natural Gas and other Fluid Hydrocarbons, or integrated entity of the Federal Government, which participates of the procedure of Production individualization with Assignee, pursuant to the terms of Sixteenth Clause.

“Best Practices in the Crude Oil Industry” means the practices and procedures generally used in the Crude Oil industry all over the world, by prudent and diligent operators under conditions and circumstances similar to the ones experienced in relation to only relevant aspects of the Operations, with the main purpose of guaranteeing the: (a) conservation of oil and gas resources, what  implies the use of adequate methods and procedures to maximize the recovery of hydrocarbons in a technical and economically sustainable way, with the corresponding control over the decline of reserves, and to minimize the losses in the surface; (b) operational safety, what imposes the use of methods and procedures that ensure occupational safety

Translation nºJ11791/10 CL/IS	20	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

and the prevention of operational accidents; (c) preservation of the environment and the respect to the populations, what determines the adoption of technologies and procedures associated with prevention and mitigation of environmental damages, as well as the control and environmental monitoring of the exploration and production operations of Crude Oil, Natural Gas and other Fluid Hydrocarbons.

“Development Stage Module” means the set of installations and infra-structure for the Production of determined Field, conceived to extract Crude Oil, Natural Gas and other Fluid Hydrocarbons from one or more Oil wells in this Field in an independent way.

“Operations” means all and any Exploration, Evaluation, Development, Production, Deactivation and abandonment, done in sequence, together or separately, by the Assignee for the purposes of this Contract.

“Operator” means PETROBRAS, the party responsible for conducting and performing, directly or indirectly, all of the Exploration, Evaluation, Development,

Translation nºJ11791/10 CL/IS	21	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Production, Deactivation and Desertion activities of the Exploration and Production facilities.

“Annual Budget” means a detailing of the expenses and investments to be made by the Assignee in the performance of the respective Annual Work Program, during the calendar year, within the terms in the Twentieth Clause.

“Party” means the Federal Government or PETROBRAS.

“Parties” means the Federal Government and PETROBRAS.

“Evaluation Plan of the Discovery” means the document prepared by the Assignee containing the work program and the respective needed investments for the Evaluation of a Discovery or set of Discoveries of Crude Oil, Natural Gas or Fluid Hydrocarbons in the area subject matter of the Transfer of Rights Agreement, pursuant to the terms provided for in paragraph 10.9.1.

“Development Plan” means the document prepared by the Assignee containing the work program and respective needed investments for the Development of a Discovery or set of Discoveries of Crude Oil, Natural

Translation nºJ11791/10 CL/IS	22	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Gas or other Fluid Hydrocarbons in the Contracted Area, pursuant to the Thirteenth Clause. “Validity Term” means the term determined in the Fifth Clause.

“Annual Production Program” means the document prepared by the Assignee containing the forecasts for the Production of Crude Oil, Natural Gas, water, fluids and residues derived from the production process of each Field and the set of activities foreseen for the process, treatment, flow and transportation of the production.

“Annual Work Program” means the document prepared by the Assignee containing the set of activities to be carried out by the Assignee during the calendar year.

“Deactivation of the Installations Program” means the document prepared by the Assignee containing, in detail, the proposal to plug and desert wells, the deactivation and removal of the plants, equipment and other assets and all other considerations relevant to the Field.

Translation nºJ11791/10 CL/IS	23	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

“Mandatory Exploration Program” means the set of operations that must be mandatorily complied with by the Assignee, during the Exploration Phase, according to the provision in Attachment IV – Mandatory Exploration Program.

“Final Report on the Mandatory Exploration Program” means a document prepared by the Assignee describing the set of Operations done during the Exploration Phase, as well as its results and the Evaluations of eventual Discoveries.

 “Revision” means the renegotiation by the Parties of certain items of this Contract, based on new reports made by independent accrediting entities, pursuant to the terms of the Eighth Clause.

“Royalties” mean the financial compensation due to the States, to the Federal District and to the Cities, as well as to the organs of direct administration of the Federal Government, because of the production of Crude Oil, Natural Gas and other Fluid Hydrocarbons under the regime of the Transfer of Rights Agreement, pursuant to the terms in art. 20, paragraph 1, of the Federal Constitution, and according to the Twenty-seventh Clause.

Translation nºJ11791/10 CL/IS	24	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

 “Long Duration Test” means test in the wells done during the Exploration Phase, with the exclusive purpose of obtaining data and information for knowledge of the reservoirs, with total time superior flow at 72 (seventy-two) hours.

“Value to be recovered” means the amount equal to the multiplication of the non-recoverable amount after reallocation by the value of the Barrel in Block for which the reallocation has been performed, as provided for in paragraph 13.26.

“Value of the Contract” means, before the revision, the Initial Value of the Contract and, after the Revision, the Revised Value of the Contract.

“Initial Value of the Contract” means the value to be paid by the Assignee due to the execution of the Contract to Assignor negotiated by the Parties considering the inputs of the technical evaluation reports provided for in Section 3 of Law No. 12.276, of 2010.

Translation nºJ11791/10 CL/IS	25	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

“Revised Value of the Contract” means the value that resulted from the revision, pursuant to the Eighth Clause.

“Maximum Volume” means the quantity of the Barrel Equivalent of Crude Oil that the Assignee is authorized to produce within the terms of this Contract.

CHAPTER II – TRANSFER OF RIGHTS AGREEMENT

SECOND CLAUSE: SUBJECT MATTER

2.1 This contract has as subject matter the Transfer of Rights Agreement to the Assignee, of the performance of activities of Research and Mining of Crude Oil, Natural Gas and other Fluid Hydrocarbons located in the Pre-salt Area.

2.2. The performance of activities referred to in paragraph  2.1 is limited to the production of 5 (five) billion of Barrel Equivalent of Crude Oil (“Maximum Volume”), pursuant to the terms in paragraph 2 of art. 1, of Law nº 12.276, from 2010.

2.3. As return for the Transfer of Rights Agreement provided in paragraph 2.1, the Assignee undertakes to

Translation nºJ11791/10 CL/IS	26	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

make the payment of the Value of the Contract to the Assignor, in the form and term established in the Fourth Clause of this Contract.
THIRD CLAUSE: AREA OF THE CONTRACT

Contract Area

3.1. The Assignee is, within the terms of this Contract, authorized to perform the activities of Research and Mining of Crude Oil, Natural Gas and other Fluid Hydrocarbons in the Blocks detailed and delimited in Attachment I – Contract Area.

FOURTH CLAUSE: VALUE AND FORM OF PAYMENT

Value

4.1. The Initial Value of the Contract, pursuant to the terms of section 3, of Law nº 12.276, of 2010, considering the input of the technical evaluation reports referred to in Section 3 of Law No. 12.276, of 2010, is R$ 74,807,616,407.00 (Seventy-four billion, eight hundred and seven million, six hundred and sixteen thousand, four hundred and seven Brazilian Reais).

Form of Payment

Translation nºJ11791/10 CL/IS	27	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

4.2. Assignee shall pay the Initial Value of the Contract to Assignor up to September 30, 2010, by any of the following manners, which may be used either individually or jointly:

(a) in federal public security bonds, under the form of Treasury Bills due on September 7th, 2014, March 7th, 2015, September 7th, 2015 and September 7th, 2016;

(b) in Reais.

4.3. The payment conditions in public security bonds from the federal government shall be established in an Act of the Ministry of Finance.

FIFTH CLAUSE: VALIDITY AND DURATION

Beginning

5.1. This Contract will be in force on the date of its signing (“Signing Date”).

Validity Term

5.2. The Validity Term of this Contract is of 40 (forty) years counted from the Signing Date.

5.3. The Validity Term of this Contract can be extended by Assignor for 5 (five) years at the most, upon request from the Assignee.

Translation nºJ11791/10 CL/IS	28	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

5.3.1. The extension of the Validity Term can only occur in the following events:

(a) Force Majeure or Acts of God;

(b) Delay to get the environmental license, provided that such delay can be exclusively imputed on the relevant environmental body;

(c) stoppage of the activities by ANP’s order, in accordance with what is provided for in paragraph 11.2.1; or

(d) change of the geological conditions provided for the respective Block or area.

5.3.2. The application for extension of term based on the events provided for in paragraph 5.3.1. (a), (b) and (d) shall be conditioned to ANP’s previous manifestation with regard to Assignee’s compliance with the plans and programs and adjustment of the technical reasons that ground it.

5.3.3. The extension of the Validity Term will be done According to the following terms:

Translation nºJ11791/10 CL/IS	29	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

(a) it will only have effect for the activities to be done in the Block in which ANP has identified the occurrence of one of the hypotheses described in paragraph 5.3.1, according to the Assignee’s request; and

(b) must consider the period of time proportional to the fact and effects that generated the request for extension, according to an analysis from ANP, observing the limit established in paragraph 5.3.

SIXTH CLAUSE: COSTS AND RISKS ASSOCIATED TO THE EXECUTION OF CONTRACT

Of the Assignee

6.1. The Assignee will always and exclusively be Responsible for all the investments, costs and risks related to the performance of the operations and its consequences, and will be its responsibility, as the sole and exclusive counterpart the original property of the Crude Oil, Natural Gas and other Fluid Hydrocarbons that are effectively produced and appropriated by it in the Endpoints of Production, within the limits and terms established in the Contract, subject to the Royalties in the Twenty-seventh Clause.

Translation nºJ11791/10 CL/IS	30	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

6.2. The Assignee will bear all the losses that it might incur, including those resulting from Acts of God, especially in relation to accidents or events of nature that might affect the production of Crude Oil, Natural Gas and other Fluid Hydrocarbons in the Contract Area.

6.3. The Assignee will not have the right to any payment, compensation, restitution, reimbursement, or indemnification in case the Maximum Volume produced is insufficient for the return of any costs or direct or indirect expense incurred as consequence of the Operations.

6.4. The Assignee will be solely responsible for its own actions and those of its employees and subcontractors, as well as for those made as reparation to all and any damages caused to the environment and to third parties resulting from the Operations and is performance, whether guilty or not.

6.4.1. The Assignee undertakes to indemnify the Assignor and ANP for all and any judicial or extrajudicial suit, appeal, demand or challenge, arbitration, audit, inspection, investigation or

Translation nºJ11791/10 CL/IS	31	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

controversy of any kind, as well as for any indemnification, compensations, punishments, fines or penalties of any nature, related or deriving from such damages and losses.
Data Collection on Non-exclusive Bases

6.5. ANP, at its own choice, can authorize a third party to perform in the Contracted Area, geology, geochemistry, geophysics services and any other jobs of the same nature applied to crude oil prospection, with the purpose of collecting technical data for commercialization in non-exclusive bases, pursuant to the terms in art. 8, item III, of Law nº 9.478, from 1997.

6.5.1. The Assignee will not be responsible in relation to the services mentioned in paragraph 6.5 and its performance, which in no way can affect the Operations.

SEVENTH CLAUSE: RETURN OF BLOCKS

7.1. Every and any return of Blocks contained in the Contracted Area will be done by the Assignee in a definitive nature and will not generate a burden or obligation of any nature for the Assignor or for ANP, and the Assignee undertakes to rigorously comply with

Translation nºJ11791/10 CL/IS	32	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

all the provisions in the Twenty-fifth Clause and in the applicable rules.
7.1.1. The Assignee will not have any rights in relation to the returned Block and cannot prevent that the Assignor, from the date of the return, from disposing of it at its sole discretion.

7.1.2. The termination of this Contract, because of any reason or motive, will obligate the Assignee immediately return to the Assignor the whole Contracted Area still in its power.

7.1.3. The return of the Blocks contained in the Area of the Contract does not exonerate the Assignee of the compliance with all pending duties and does not exempt it from liabilities, irregularities or infringements that, albeit having been detected after the return, were originated during the Validity Term.

Liability and Guarantees over the Deactivation and Desertion

7.2. The Assignee will present, whenever requested by ANP, a guarantee for deactivation and desertion, in the

Translation nºJ11791/10 CL/IS	33	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

form of an insurance, a letter of credit, provision fund or other forms accepted by ANP.
7.2.1. The value of this guarantee for Deactivation and desertion of a Field will be revised every time revisions of the Development Plan for that Field are approved and which alter the cost of desertion and Deactivation. CHAPTER III – CONTRACT REVISION

EIGHTH CLAUSE: PROCEDURE FOR CONTRACT REVISION

Revision

8.1. The Revision will be done by Parties within the terms of this chapter.

8.1.1. The conclusion of the Revision may have as result the renegotiation of the following items of the Contract:

(a) Value of the Contract;

(b) Maximum Volume;

(c) Validity Term; and

(d) Minimum percentages of Local Content, as provided for in Annex VI – Local Content.

Beginning

Translation nºJ11791/10 CL/IS	34	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

8.2. The Assignee shall notify Assignor and ANP 10 (ten) months before the date scheduled for the Declaration of Marketability referring to any Block of the Contract Area so that the preparations required for the Revision start. The Parties shall start the Revision procedures immediately after the Marketability Declaration in each Field.

8.2.1. The conclusion of the Revision, based on the amounts and volumes revised pursuant to the terms of paragraph 8.2, shall be made after the date of the last Marketability Declaration.

8.2.2. The payments and returns referred to in paragraphs 8.8.(a) and 8.9 shall only be made after the completion of the Revision, subject to what is provided for in paragraph 8.10.

8.3. The Revision of each Block is conditioned to the complete compliance by the Assignee, of the activities established in the Mandatory Exploration Program and to the approval of ANP of the Final Report of the Mandatory Exploration Program of the respective Block.

Conditions

Translation nºJ11791/10 CL/IS	35	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

8.4. The Revision will be made with grounds on technical Reports elaborated by independent accrediting entities, to contracted by ANP and by the Assignee, which will have to be considered as Best Practices in the Crude Oil Industry, including  but not limited to  the following items: (a) the information in the Final Report on the Mandatory Exploration Program; (b) the prices of the Crude Oil and Natural Gas market; and (c) the specification of the product being Mined.

8.5. The Revision will follow the premises provided in Attachment V – Directives for Revision of Contract.

8.6. The decision made by the Parties in relation to the changes in the volumes expectation of the production of Crude Oil, Natural Gas and Fluid Hydrocarbons in each Block of the Contracted Area, and respective valuation done in this Revision will be incorporated to the provisions of this Contract by means of an addendum to the contract.

8.7. The terms of the Revision to this Contract must be submitted to previous appreciation of the National

Translation nºJ11791/10 CL/IS	36	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Energy Policy Council (Conselho Nacional of the Política Energética) – CNPE.
Consequences

8.8. On the date of completion of the Revision, if the Revised Value of the Contract is superior to The Initial Value of the Contract, the Assignee can, upon previous agreement with the Assignor, use any of the payment modalities described below, either individually or jointly:

(a) payment of the difference to the Assignor, calculated pursuant to what is provided for in paragraph 8.9.2 to Assignor, either in cash or in federal security bonds, in the form or term agreed to between the Parties; or

(b) reduction of the Maximum Volume to be produced under the egis of this Contract, including the possibility of returning the Blocks contained in the Contracted Area.

8.9. On the date of completion of the Revision, if the Revised Value of the Contract is inferior to the Initial Value of the Contract, the Assignor must pay back the difference to the Assignee.

Translation nºJ11791/10 CL/IS	37	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

8.9.1.The reimbursement referred to in paragraph 8.9 may be provided in cash,  federal security bonds, stocks issued by the Assignee, or by any other means agreed between the Parties, subject to budgetary laws.

8.9.2 The difference between the revised value and the initial value of each Block, in US Dollars, shall be converted into Reais, on the date of Revision of each Block, in accordance with the average of the PTAX exchange rate for purchase valid in the last thirty (30) days  and it shall be adjusted pursuant to the SELIC (Special System of Settlement and Custody) rate up to the completion of the Revision referred to in paragraph 8.2.1.

8.9.3 The difference between the Revised Value and the Initial Value of the Contract shall be the sum of the differences calculated, on a block per block basis, pursuant to paragraph 8.9.2, on the date of completion of the Revision.

8.10 In the cases described in paragraphs 8.8(a) and 8.9, the payment of the difference owed by the Assignee or the pay back owed by the Assignor will be done within a

Translation nºJ11791/10 CL/IS	38	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

period not superior to 3 (three) years, adjusting the amounts for inflation pursuant to the SELIC rate from the date of completion of the Revision up to the date of the effective payment.
8.11 In the case defined in paragraph 8.8 (b), the calculation of the reduction of the Maximum Amount shall be made by dividing the portion of the difference calculated pursuant to what is provided for in paragraph 8.9.3 and it shall not be paid pursuant to the terms of paragraph 8.8 (a) for the revised value of the Barrel in the Block the volume of which shall be reduced, converted into Reais, on the date of the Revision of the respective Block, pursuant to the average PTAX Exchange Rate for purchase, valid thirty days before the Revision, adjusted by SELIC rate.

Contingent Block

8.12 Contingent Block is the one defined in Annex I – Contract Area.

8.13 Assignee may request Assignor to perform the activities of the Mandatory Exploration Program in the Contingent Block within no later than four (4) years

Translation nºJ11791/10 CL/IS	39	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

counted from the Date of Execution and provided it is evidenced, pursuant to the Best Oil Industry Practices, that the total recoverable volume included in the Definitive Blocks is inferior to the Maximum Volume.

8.13.1 Assignor shall decide on Assignee’s request after consulting with ANP.

8.13.2 The execution of the Mandatory Exploration Program in the Contingent Block shall occur within the time of the Exploration Phase, subject to what is provided for in paragraph 10.2.

8.13.3 In case Assignor consents with the request referred to in paragraph 8.12, the Contingent Block shall be submitted to the Revision procedure, after the respective Declaration of Marketability, pursuant to what is provided for in the Eighth Clause.

8.14 At any time, in case the Parties recognize the possibility of Production of the Maximum Volume in the Definitive Blocks, Assignee shall immediately return the Contingent Block to Assignor, pursuant to the rules and obligations provided for in the Seventh Clause.

Translation nºJ11791/10 CL/IS	40	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

8.15 If the return referred to in paragraph 8.14 occurs, Assignee’s obligation to perform the activities of the Mandatory Exploration Program in the Contingent Block is cancelled.

Conclusion of the Revision

8.16. The Revision of this Contract, after the approval mentioned in paragraph 8.7, will be done through an addendum to the contract, which shall be valid after its execution by the Parties’ representative, which will be publicly disclosed by the Assignor.

CHAPTER IV – PHASES OF THE CONTRACT

NINTH CLAUSE: OF THE PHASES

9.1.    The performance of the activities subject matter of

this Contract will be divided in two phases:

(a) Exploration Phase, which includes the activities of the Evaluation of eventual Discovery of Crude Oil, Natural Gas and other Fluid Hydrocarbons, to determine its Marketability; and

(b) Production Phase, which includes Development activities.

Translation nºJ11791/10 CL/IS	41	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

9.2.  The Exploration and Evaluation activities may also be Performed with:

(a) pioneer wells or extensions of Discoveries made in adjacent areas that are explored under concession or any other way of Exploration and Production of Crude Oil, Natural Gas and other Fluid Hydrocarbons.

(b) 3D seismic collections exclusively contracted by the Assignee or originated from the non-exclusive seismic collections authorized by ANP.

TENTH CLAUSE: EXPLORATION PHASE

Beginning

10.1. The Exploration Phase begins on the
Date of Signing and ends with the Declaration of Marketability of the respective Oilfield discovered in each Block contained in the Contracted Area.

Term
10.2. The Exploration Phase will have maximum duration of 4 (four) years for the performance of the activities in the Mandatory Exploration Program and eventual additional jobs to be done within the terms of paragraph 10.3.1, extendable for 2 (two) years.

Translation nºJ11791/10 CL/IS	42	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Mandatory Exploration Program

10.3. During the Exploration Phase, the Assignee will completely perform the activities in the Mandatory Exploration Program, according to the established in Attachment IV – Mandatory Exploration Program.

10.3.1. The Assignee may perform the additional tasks besides the ones in the Mandatory Exploration Program, requesting the approval of ANP for the additional tasks program before the beginning of its performance.

10.4. For the purpose of the compliance with the Mandatory Exploration Program, the only data to be considered as acceptable will be the ones which collection have been made according to the requirements and technical standards established by ANP.

10.5. For acquiring exclusive data, the Assignee can contract specialized companies, provided the compliance with the requirements in the norms edited by ANP.

10.6. All the wells listed in the Mandatory Exploration Program must achieve the minimum geological objective defined in Attachment IV – Mandatory Exploration

Translation nºJ11791/10 CL/IS	43	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Program and will only be considered for the purposes of compliance with the Mandatory Exploration Program after a verification done by ANP of compliance with all the requirements defined in the technical standards established by it.

10.6.1. If the Assignee interrupts the drilling of a well and deserts it before attaining the minimum geological objective, the well will not be considered as compliance with the requirements in the Mandatory Exploration Program, unless ANP, at its sole discretion, decides in this sense.

10.7. All data relative to the Exploration Phase must be delivered by the Assignee to ANP in accordance with the terms and conditions established in the regulatory rules issued by ANP.

10.7.1. ANP, within a 150 (one hundred and fifty) day term, will analyze the data presented by the Assignee based on the conclusions of the quality control report and will return them to the Assignee if these are not comply with the requirements defined in the technical standards established by ANP. In case of return, the data

Translation nºJ11791/10 CL/IS	44	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

must be presented again by the Assignee with the rectifications and within the term determined by ANP.

Notification of Discovery

10.8. Any Discovery, in the Contracted Area, of Crude

Oil, Natural Gas, other Fluid Hydrocarbons, minerals and, in general, any natural resources, will be notified to ANP by the Assignee, exclusively and in writing, within the maximum term of 72 (seventy-two) hours.

10.8.1. The notification will be attached with all the pertinent data and information available.

Evaluation of a New Reservoir

10.9. The Assignee may, at its sole discretion, evaluate a new Reservoir of Crude Oil, Natural Gas or Fluid Hydrocarbon at any moment. The Evaluation will be done completely and necessarily during the Exploration Phase.
10.9.1. If the Assignee decides to evaluate the Discovery, it will notify ANP and deliver to it the respective Evaluation Plan of Discovery before the beginning of the proposed activities.

Translation nºJ11791/10 CL/IS	45	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

10.9.2 The Assignee is authorized to begin the performance of the Evaluation Plan of the Discovery immediately after the approval given by ANP.

Approval and Modifications to the Final Report on the Mandatory Exploration Program

10.10. ANP will have 150 (one hundred and fifty) days, Starting from the receipt of the Final Report on the Mandatory Exploration Program, to approve it or request of the Assignee justified modifications.

10.10.1. If ANP requests modifications to the Final Report on the Mandatory Exploration Program, the Assignee must present them within a maximum of 60 (sixty) days from the referred to request.

10.10.2. Any alterations to the Final Report of the Mandatory Exploration Program suggested by the Assignee will be subjected to previous approval from ANP, within the term provided in paragraph 10.10.

10.11. The Final Report on the Mandatory Exploration Program must have the compliance of the minimum percentage established by the Local Content according to the Twenty-fourth clause.

Translation nºJ11791/10 CL/IS	46	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Non compliance with the Mandatory Exploration Program

10.12. If there is a delay of up to 24 (twenty-four) months in the compliance of the activities in the Mandatory Exploration Program, in any Block in the Contracted Area, a fine will be applied to the Assignee corresponding to the value of the activities non-performed, proportionally to the number of days in delay.

10.13. In case of a delay superior to 24 (twenty-four) Months in the performance of any portion of the Mandatory Exploration Program in any Block in the Contracted Area, the fine provided in item 10.12 will be substituted by the a fine corresponding to 2 (two) times the value of the activities listed in the Mandatory Exploration Program for the respective Block.

10.14. The Exploration Phase will be extended for the necessary term for the performance of the activities in delay, and the Assignee must present the Final Report on the Mandatory Exploration Program after the conclusion of the delayed activities.

Translation nºJ11791/10 CL/IS	47	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Options derived from the completion of the Exploration and Evaluation Phase.

10.15. After the completion of the Mandatory Exploration Program in the respective Block, the Assignee may, at its own discretion and through written notification to ANP:

(a) to terminate the Exploration Phase, with the presentation of the Declaration of Marketability; or

(b) to inform that there were no discoveries that would justify investments in Development, which would imply the return of the respective Block, on the date that the notification is received.

Report on the Return of a Block in the Exploration Phase

10.16. In a 60 (sixty) day term after the termination of the Exploration Phase, the Assignee will forward to ANP a report on the return of the Blocks.

10.16.1. The delivery of the return report does no implicate any type of recognition or acquittance on the Assignor’s part of the performance of the Mandatory Exploration Program and of the responsibilities indicated in the Twenty-fifth Clause.

Translation nºJ11791/10 CL/IS	48	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

TWENTY-FIRST CLAUSE: DESCOVERY AND OTHER NATURAL RESOURCES

New Discoveries after the Revision

11.1. Any Discovery of Crude Oil, Natural Gas and other Fluid Hydrocarbons, in the Contracted Area, that occurs after the Revision provided in the Eighth Clause that justifies investments in Exploration and Production, according to ANP, can be explored and produced by Assignee.

11.1.1. Any volumes of Crude Oil, Natural Gas and other Fluid Hydrocarbons produced from the Discovery to which paragraph 11.1 refers will have the same forecasted value for the Block in which it is located and will be counted at Maximum Volume, according to what is established in Attachment II – Volumes and Values from the Transfer of Rights Agreement.

Other Natural Resources

11.2. In case of Discovery of the natural resources other than Crude Oil, Natural Gas and other Fluid

Translation nºJ11791/10 CL/IS	49	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Hydrocarbons, the Assignee will be obligated to comply with the instructions and permit the performance of the steps determined by ANP or other competent authorities, and should abstain from any measures that might be risky to, or in some way harm, the natural resources discovered.

11.2.1. The Assignee will not be obligated to suspend its

activities, except in cases in which, at ANP’s discretion, they might jeopardize the natural resources discovered.--

11.2.2. Any suspension of the activities, exclusively due

to the Discovery of other natural resources, will have its duration calculated and recognized by the Assignor for the effect of compliance with the terms defined in this Contract, solely for those areas where there is the suspension of activities.

11.3. The Assignee must give adequate treatment to the contaminants and to the natural resources resulting from the activities of the Production of the Crude Oil, Natural Gas and other Fluid Hydrocarbons, avoiding its disposal in the environment, and such treatment must be provided in the Development Plan.

Translation nºJ11791/10 CL/IS	50	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

TWELFTH CLAUSE: DECLARATION OF MARKETABILITY

Assignee’s Option

12.1. The Assignee, through a notification to ANP, can, at its own discretion, make the Declaration of Marketability of the Discovery, after having complied with the Mandatory Exploration Program.

Return of the Area of the Discovery

12.2. If the Assignee decides not to make the Declaration of Marketability of an evaluated discovery, the Block in question will be completely returned to the Assignor.

Continuation of the Exploration or Evaluation

12.3. The fact that the Assignee makes one or more Declarations of Marketability within the same Block does not implicate in the reduction or modification of the obligations provided in Attachment IV - Mandatory Exploration Program, which will continue in force in the related terms and conditions defined in this Contract.

THIRTEENTH CLAUSE: PRODUCTION PHASE

Beginning

Translation nºJ11791/10 CL/IS	51	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

13.1 The Production Phase of each Field will begin on the date the Declaration of Marketability is delivered by the Assignee to ANP, and shall be extended until the Validity Term of the Contract.

Development Plan

13.2 After the delivery of the Declaration of Marketability, the Assignee must deliver to ANP, within a term of 180 (one hundred and eighty) days, the respective Development Plan, prepared with the observance of the rationalization of production and the control of reserve declines, which will indicate the respective Development Area.

13.3 The Assignee will be allowed to retain the Development Areas approved by ANP.

13.3.1 Whilst the Development Plan is not approved by ANP, the Assignee will continue to retain the areas contained in the referred to Plan and will return all the areas which are not included in it.

13.4 The Development Plan must have the compliance with the minimum percentage established in the Local Content according to the Twenty-fourth Clause.

Translation nºJ11791/10 CL/IS	52	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Development Area

13.5 The Development Area will be circumscribed by a line drawn so as to encompass, besides the strip that creates the technical safety circle of 1 (one) km at most, the totality of the Oilfield or Oilfields to be produced, with determination based on the data and information collected during the performance of the activities in the Exploration Phase, and according to the Best Practices in the Crude Oil Industry.

13.6 From the Development Area, the Assignee will only retain the area of the Field that results from the end of the Development and will immediately return the remaining portions to Assignor.

13.6.1 The area of each Field will be circumscribed by a sole closed polygonal line.

Approval and Execution of the Development Plan-

13.7 ANP will have 180 (one hundred and eighty) days, counted from the receipt of the Development Plan to approve or request to the Assignee any modifications that it deems necessary.

13.7.1 If ANP does not pronounce itself within this term,

Translation nºJ11791/10 CL/IS	53	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

the Development Plan will be considered approved.

13.8 The request for modifications in the Development Plan made by ANP to Assignee will interrupt the term provided in paragraph 13.7.

13.8.1 The Assignee must present again the Development Plan with the modifications requested by ANP within a term of 60 (sixty) days, counted from the receipt of the notification.

13.9 The Assignee will conduct all the Operations in relation to the Development Area in question, according to the Development Plan.

Revisions and Alterations

13.10 In case there are changes in the technical or economic conditions used during the elaboration of the Development Plan, the Assignee can request modifications to ANP, accompanied by the exposition of the reasons for this.

13.10.1 ANP may require that the Assignee make the alterations to the Development Plan, if it understands that the referred to plan has not complied with neither

Translation nºJ11791/10 CL/IS	54	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

the Brazilian legislation nor the Best Practices in the Crude Oil Industry.

Beginning of Production

13.11 The Assignee will keep ANP informed about the date of start of production for each Field, at least 60 (sixty) days in advance.

13.11.1 The Assignee must notify ANP of the effective start of Production, within 24 (twenty-four) hours.

Annual Production Program

13.12 Up to the 31st of October of each calendar year the  Assignee will give ANP the Annual Production Program for each Field, for the subsequent year, according to the each field’s Development Plan.

13.13 The Annual Production Program must have the pertinent explanations, every time the total annual Production indicated in it presents a variation bigger or equal to 10% (ten percent) of the total annual forecasted in the Development Plan for the respective Field.

13.14 The Annual Production Program relative to the Calendar year in which the Production was initiated will

Translation nºJ11791/10 CL/IS	55	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

be delivered to ANP with at least 60 (sixty) days in advance of the forecasted Initial Date of Production.

13.15 If ANP approves the continuity of Production without interruptions after the Long Duration Test, the Annual Production Program must be delivered within 5 (five) working days before the forecasted end of the referred to test.

13.16 Upon the presentation of the Annual Production Program, the Assignee will then be obligated to comply with it.

Modification by ANP

13.17 ANP will have a term of 30 (thirty) days, counted from the receipt of the Annual Production Program, to request from the Assignee any modifications that it deems necessary.

13.17.1 If ANP requests modifications, the Assignee will have 30 (thirty) days counting from the date of the referred to request, to present the Annual Production Program again with the modifications requested.

13.18 If ANP has not approved the Annual Production Program up to the beginning of the respective period,

Translation nºJ11791/10 CL/IS	56	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

from any month until the approval of the referred to program, the lowest level of production, among those proposed by the Assignee and by ANP, will be used.

Revision of the Annual Production Program

13.19 The Assignee and ANP may agree, at any time, to Revise the Annual Production Program in course, as long as such revision satisfies the standards determined by ANP.

13.19.1 ANP can request a revision of the Annual Production Program, as long as it presents a technical justification.

13.19.2 The Assignee will have 30 (thirty) days to present the Annual Production Program again with the modifications requested by ANP.

Authorized Variation

13.20 The volume effectively produced in each Field, every month, cannot vary more than 15% (fifteen percent) in relation to the Production level forecasted for that month in the Annual Production Program in course, except when this variation results from technical reasons, acts of God, and justification shall be

Translation nºJ11791/10 CL/IS	57	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

accordingly presented to ANP up to the 15th (fifteenth) day of the subsequent month.

Temporary Interruption of Production

13.21 According to the Best Practices of the Crude Oil Industry the Assignee can request that ANP approves, through previous and express manifestation, the interruption of the Production in a Field, for a maximum period of 1 (one) year.

13.21.1 In emergencies or Acts of God, the Assignee may interrupt the Production, without damage to the immediate communication to ANP.

13.22 ANP will evaluate the request within a 60 (sixty) day term, and can request clarifications to the Assignee, in which case the term for the analysis will be interrupted.

Relocation of the Volumes from the Transfer of Rights Agreement

13.23 The Parties, after ANP’s technical opinion, can negotiate the relocation to another Block or Blocks within the Contracted Area of the reference volumes distributed to each Block, according to Attachment II –

Translation nºJ11791/10 CL/IS	58	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Volumes and Values from the Transfer of Rights Agreement, respecting in this relocation the values in force for the Barrel in each Block in the Contracted Area and proceeding to the necessary adjustments.

13.23.1 The relocation provided in paragraph 13.23 can occur only after the Revision provided in the Eighth Clause and provided that:

(a) the relevant environmental authority does not definitively grant the environmental license for the performance of the Exploration and Production activities of Crude Oil, Natural Gas and other Fluid Hydrocarbons in a certain Block or Field; or the production of the volumes provided for in Attachment II – Volumes and Amounts of the Transfer of Rights Agreement  is not feasible, according to the Best Oil Industry Practices, exclusively due to the geological characteristics of the reservoirs.

(b) the maintenance of the economic assumptions used in the Revision.

13.24 ANP’s  technical opinion referred to in paragraph 13.3 shall analyze whether the application for

Translation nºJ11791/10 CL/IS	59	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Assignee’s reallocation is in accordance with the conditions established in this Contract and the Best Oil Industry Practices.

13.25 For the reallocation, the volume to be recovered in the new Block will be the one resulting from the multiplication of the volume to be relocated at the ratio between Barrel value in the Block in which the non produced volume was originally allocated and the Barrel value in the Block to which the relocation was made.

13.26 If it is possible the reallocation of just  a portion of the volume of  Oil, Natural Gas and other Fluid Hydrocarbons  not produced by Assignee, Assignor shall reimburse the Assignee the Recoverable Value, which corresponds to an amount equal to the multiplication of the non recoverable volume after the relocation by the value of the Barrel  in the Block for which the reallocation has been made.

The Value to be Recovered in US Dollars shall be converted into Reais, at the Revision Date of each block, in accordance with the average exchange rate PTAX for purchase valid on the last thirty (30) days

Translation nºJ11791/10 CL/IS	60	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

prior to this Revision and it shall be adjusted by the SELIC rate, considering the term between the Revision Date in the respective Block and the date of the effective payment by Assignor.

13.27 If it is evidenced that it is not possible to reallocate any volume as provided for in the prior paragraphs, Assignor shall reimburse to Assignee the amount resulting from the multiplication of the total volume of Oil Equivalent Barrels not produced by the value of the Barrel in the respective Block, converted into Reais at the average PTAX exchange rate for purchase valid  thirty days before the Revision, adjusted by the SELIC rate, considering the term between the Revision Date of the respective Block and the date of effective payment by Assignor.

13.28 The form and the term of the payment of the amount to be reimbursement as derived from the provisions in paragraphs 13.26 and 13.27 will be negotiated between the Assignor and the Assignee, and they shall occur within a term not later than three (3) years.

Translation nºJ11791/10 CL/IS	61	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

13.29 The reallocation shall be made by the Parties by means of an Amendment to the Contract.

FOURTEENTH CLAUSE: RETURN OF FIELDS

Return of the Fields

14.1 With the conclusion of the Production of the volumes indicated in Attachment II - Volumes and Values from the Transfer of Rights Agreement, or the end of this Contract for whichever reason, the Field will be returned to the Assignor.

14.2 For each one of the Fields, within the term of 36 (thirty-six) months before the forecasted date for the end of the Production of the volumes indicated in Attachment II - Volumes and Values from the Transfer of Rights Agreement, from the final date Validity Term of the Contract, or the estimate of exhaustion of the volumes commercially extractable, whichever occurs first, the Assignee must notify, and submit to, ANP a report that must contain information about:

(a) wells;

(b) flow lines;

(c) plants;

Translation nºJ11791/10 CL/IS	62	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

(d) equipment and other assets;

(and) perspective of additional Production;

(f) perspective of exhaustion of the Field; and

(g) other relevant considerations.

14.3 If the report to which paragraph 14.2 refers to Indicate the possibility of exhaustion of the Production in the referred to Field during the validity of this Contract, the Assignee will have submit to ANP, within the term of 1 (one) year, the estimate of Production end, a Program of Deactivation of the Installations, describing the proposal for shutting down and deserting the wells, the Deactivation and removal of plants, equipments and other assets and all other relevant considerations about the Field.

14.4 ANP will have the term of the 120 (one hundred and

Twenty) days from the receipt of the Deactivation of Installations Program to approve it or request that the Assignee make the modifications that it deems necessary.

Translation nºJ11791/10 CL/IS	63	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

14.4.1 If ANP requests modifications, the Assignee will have 60 (sixty) days from the date the notification was received, to present them to ANP.

14.4.2 ANP may request  Assignee to do not shut down and not desert the wells and, further, do not deactivate or remove certain installations and equipment, becoming responsible for these wells, installations and equipment after the Assignee has left.

14.5 The start of the Deactivation of the Installations Program approved by ANP cannot be before the 180 (one hundred and eighty) days counted from its presentation, except when expressly authorized by ANP.

14.6 If there is need for the Deactivation of the Field, the return of the Field area will be done only after the compliance with the Deactivation of Installations Program approved by ANP.

14.7 The Assignee’s responsibility in relation to the Deactivation and desertion of a Field will be limited to the installations, equipment and other assets that constitute the egide of this contract.

Translation nºJ11791/10 CL/IS	64	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

14.8 If there are wells or infra-structure for production in the Contracted Area before the signing of this Contract that the Assignee may, at any time, come to make use or dispose of for any purpose, Assignee will take over the responsibilities provided in Clauses Twenty-second and Twenty-fifth.

14.9 The Assignee will provide the necessary resources for the deactivation and desertion of the Field in the Development Plan which will be periodically reviewed during the Production Phase.

14.9.1 The costs of the operations of deactivation and desertion of a Field will be calculated so as to cover the activities of definitive desertion of the wells, deactivation and removal of the lines and installations and rehabilitation of the areas.

14.10 In case the production continues in one field of the Contracted Area under another regime of Production, the Assignee’s responsibility in relation to the deactivation and the desertion will be proportional to the volume produced by it, under the egide of this Contract, in relation to the total volume of Crude Oil,

Translation nºJ11791/10 CL/IS	65	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Natural Gas and other Fluid Hydrocarbons produced in the respective field under any production regime.

FIFTEENTH CLAUSE: MEASURING, DELIVERY AND AVAILABILITY OF PRODUCTION

Measurement

15.1 Starting from the date the Production is initiated in each field, the volume and the quality of the Crude Oil, Natural Gas and other Fluid Hydrocarbons produced will be periodically and regularly measured at the Point of Production Measuring, on the account and risk of the Assignee, using the measuring methods, equipment and instruments provided in the Development Plan.

Monthly Bulletins

15.2 Up to the 15th (fifteenth) day of every month and from the month following the date in which the production started in every field, the Assignee will furnish ANP with a monthly bulletin on the Production of the Field.

Consumption in the Operations

15.3 The Assignee can use, as fuel, for the performance

Translation nºJ11791/10 CL/IS	66	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

 Of the Operations, Crude Oil, Natural Gas and other Field Hydrocarbons produced in the Contract Area, as long as approved by ANP.

15.3.1 The Assignee will inform ANP about the Quantities of Crude Oil, Natural Gas and other Fluid Hydrocarbons used as fuel by means of detailed and specific notifications undertaking, from the date of the start of Production of each Field, to include such information in the monthly production bulletins provided in paragraph 15.2, and it is also understood that all these quantities will be considered for the effect of the payment of the Royalties and for calculating the Maximum Volume.

Testing Findings

15.4 The results, gross data and interpretations of any test in the formation or production made by the Assignee during the performance of the Operations in this Contract, including volumes of Crude Oil, Natural Gas, other  Fluid Hydrocarbons and water produced, will be immediately informed to ANP after their conclusion, or of the agreement, with the periodicity

Translation nºJ11791/10 CL/IS	67	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

established in the approved Evaluation Plans of the Discovery, when these tests are Long Duration Tests.

15.4.1 The volumes of Crude Oil, Natural Gas and other Fluid Hydrocarbons obtained during these tests will be property of the Assignee and considered for the effect of Royalties payment and for calculating Maximum Volume.

Associated Natural Gas

15.5 The volumes of the associated gas produced under this Contract can be used by the Assignee pursuant to the terms in paragraph 15.3, with its burn in flares subject to the previous written approval from ANP.

Losses and Fires

15.6 Any loss and burns of crude oil or natural gas that occur during the Operations, the Assignee will include in the Maximum Volume, provided in paragraph 2.2.

15.6.1 In the calculation for the payment of the Royalties by the Assignee will be included the volumes relative to losses and burns of crude oil and natural gas that occurred during the Operations.

Translation nºJ11791/10 CL/IS	68	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

SEVENTEENTH CLAUSE: INDIVIDUALIZATION OF THE PRODUCTION

Procedure

16.1 The procedure for individualization of Production of Crude Oil, Natural Gas and other Fluid Hydrocarbons must be established when it is identified that an Oilfield extends beyond the Contracted Area.

16.2 The Assignee must immediately notify ANP after the identification of the Oilfield mentioned in paragraph 16.1, and can only perform the activities of Research and Mining after signing the Production Individualization Agreement with the Licensee or contracted under another Exploration and Production regime of Crude Oil, Natural Gas and other Fluid Hydrocarbons in the area into which the Oilfield extends.

16.2.1 When an Oilfield extends itself into an area not Granted or not contracted under another Exploration and Production regime, the Federal Government will indicate a representative to negotiate and sign the

Translation nºJ11791/10 CL/IS	69	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Production Individualization Agreement with the Assignee.

16.3 ANP will establish a term for the signing of the Production Individualization Agreement between the Assignee and the Interested Party.

16.4 The Assignee and the Interested Party will sign the Production Individualization Agreement, in observance of the directives from CNPE, as well as of the norms and procedures established by ANP.

16.5 The Production Individualization Agreement must establish:

(a) the operator of the individualized oilfield;

(b) the participation of each one of the Parties in the individualized Oilfield and the hypothesis and criteria for revision;

(c) a development plan for the area subject matter of the individualization of production;

(d) the rules of the local content; and

(e) the mechanisms for the solution of controversy.

Translation nºJ11791/10 CL/IS	70	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

16.6 ANP will accompany the negotiations between the Assignee and the Interested Party for the signing of the Production Individualization Agreement.

16.7 The Assignee and the Interested Party must submit for the approval of ANP the proposal for the Production Individualization Agreement, that will have 60 (sixty) days to present its manifestation, starting from the receipt of the proposal.

16.8 ANP can request the modifications that it deems applicable to the proposal of Production Individualization Agreement.

16.8.1 The Assignee and the Interested Party will have 60 (sixty) days, from the date of the referred to request, to discuss it and present a new proposal to ANP.

16.9 After the term established by ANP has ended without having the Assignee and the Interested Party signed the Production Individualization Agreement, ANP will determine, in up to 120 (one hundred and twenty) days and based on the technical report, the form of appropriation of the rights and obligations over the individualized Oilfield, and will notify the Assignee and

Translation nºJ11791/10 CL/IS	71	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

the Interested Party so as they can sign a Production Individualization Agreement.

16.10 The refusal by the Assignee to sign the Production Individualization Agreement will imply the return to the Assignor of the area subject to individualization of production.

16.11 The Development and Production of the Oilfield will be suspended while the approval is not given to the Production Individualization Agreement between the Assignee and the Interested Party, except in authorized cases and under the conditions defined by ANP.

CHAPTER V – PERFORMANCE OF OPERATIONS

CLAUSE SEVENTEEN: PERFORMANCE BY THE ASSIGNEE

Due diligence in the conduction of operations

17.1 The Assignee undertakes to employ in the conduction of the operations, whenever deemed appropriate and economically acceptable, including the ones that may increase the economic income and the production of the reservoirs.

Licenses, Authorizations and Permits

Translation nºJ11791/10 CL/IS	72	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

17.2 It is the responsibility of the Assignee, by its own expenses and risk, to obtain all licenses, authorizations, permits and rights, demanded under the law, by determination of the relevant authorities or in face of third party rights, referred to or not in this Agreement, including the ones relative to environment and considered necessary for the execution of the Operations.

17.3 In case the licenses, authorizations, permits and rights referred to in paragraph 17.2 depend on agreement with third parties, the negotiation and execution of such agreements shall be the sole responsibility of the Assignee, being the Assignor and ANP able to provide the assistance as described in paragraph 19.4.

17.4 The Assignee shall respond for the infringement of right of use of materials and processes of execution protected by trademarks, patents and other rights, being financially responsible for the payment of any onus, commissions, indemnification or other expenses

Translation nºJ11791/10 CL/IS	73	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

deriving from the referred infringement, including the judicial ones.

Free Access to the Agreement Area

17.5 During the term of this Agreement, the Assignee shall be granted free access to the Agreement Area and the installations thereof.

Well Drilling and Abandonment

17.6 The Assignee shall give previous notice to ANP, in writing, relative the commencement of drilling of any well in the Agreement Area, forward it to ANP at this same time, a work schedule containing detailed information on the drilling operations planned, as well as all equipment and material to be used.

17.7 The Assignee may interrupt the drilling of a well and abandon it prior to the reaching of the geologic target planned.

Additional Works Programs

17.8 The Assignee may propose, at any moment, the execution of additional works in the Agreement Area, besides the ones included in any plans or programs previously approved by the terms of this Agreement.

Translation nºJ11791/10 CL/IS	74	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

The respective program, specifying the additional proposed works and the necessary investments, shall be submitted to ANP.

Data Acquisition outside the Agreement Area

17.9 After previous request in writing by the Assignee, followed by detailed technical report, ANP may authorize the Assignee to acquire geological, geochemical or geophysical data outside the limits of the Agreement Area, or the performance of studies of same nature.

17.10 The data acquired or performed by the Assignee, referred to in paragraph 17.9, shall be classified as public immediately after its acquisition.

17.11 The data or studies acquired or performed by the Assignee, referred to in paragraph 17.9, must comply with the criteria established by the regulatory standards edited by ANP, relative to deadlines, form and quality, and shall be stored in the Production and Exploration Database (BDEP) of ANP.

Translation nºJ11791/10 CL/IS	75	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

CLAUSE EIGHTEEN: DISPOSAL OF OIL, NATURAL GAS AND OTHER FLUID HYDROCARBONS

18.1 It shall be ensured to the Assignee the free disposition of the volumes of Crude Oil, Natural Gas and other Fluid Hydrocarbons produced by it in the terms of this Agreement.

18.1.1. If in the event of national emergency that may jeopardize the supply of Crude Oil, Natural Gas or other Fluid Hydrocarbons in the national territory, declared by the President of the Republic or by the National Congress, it is necessary to limit the export of Crude Oil, Natural Gas or other Fluid Hydrocarbons, ANP may, by means of 30 (thirty) days notice in writing, determine that the Assignee assist the internal market needs or the composition of the strategic stock of the nation, with Crude Oil, Natural Gas or other Fluid Hydrocarbons produced by it and received in the terms of this Agreement. The participation of the Assignee shall be performed, each month, in the proportion of its participation in the national production of Crude Oil,

Translation nºJ11791/10 CL/IS	76	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Natural Gas and other Fluid Hydrocarbons in the previous month.

CLAUSE NINETEEN: OPERATION CONTROL AND ASSISTANCE TO THE ASSIGNEE

Follow-up, Inspection and Control by ANP

19.1 ANP, directly or through covenants with states or Federal Districts bodies, shall perform permanent follow-up and inspections in the Operations performed in the Agreement Area.

19.2 The action or omission of the follow-up and inspection referred to in paragraph 19.1, under any way whatsoever shall exclude or reduce the Assignee responsibility for the full and faithful compliance of its obligations.

19.3 ANP shall be granted free access to the Agreement Area and to the Operations in progress, equipments and installations, as well as all files, studies and technical data available, for the purpose of following-up and inspection of Operations, as well as for the inspection of installations and equipments.

Translation nºJ11791/10 CL/IS	77	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

19.3.1 During the performance of the inspection and follow-up activities, ANP shall make all possible efforts not to impair the normal execution of the Operations.

19.3.2 The Assignee shall provide transportation, food, lodging and other suitable services to ANP’s representatives, in the premises to be inspected, in the same conditions provided to its own personnel.

Assistance to the Assignee

19.4 The Assignor and ANP, whenever requested, and within the strict limit of the law relative to its competence and attributions, may assist the Assignee in the obtainment of the licenses, authorizations, permits and rights referred to in paragraph 17.2.

Responsibility discharge of the Assignor and ANP

19.5 In no event whatsoever, the Assignor and ANP shall take responsibility for the execution or not of the activity to which its assistance may have been requested as provided in paragraph 19.4, such responsibility that shall fully continue with the Assignee.

CLAUSE TWENTY: PLANS AND ANNUAL BUDGETS

Translation nºJ11791/10 CL/IS	78	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Submission to ANP

20.1 Up to 31 (thirty one) of October of each year, the Assignee shall submit to ANP the Annual Work Plan and its respective Annual Budget, that shall be in strict compliance with the work and investment plans and programs requested and approved according to the terms of this Agreement.

20.2 The first Annual Work Plan and its respective Annual Budget shall cover the remaining year in progress and shall be submitted by the assignee within the maximum period of 60 (sixty) days as of the date of execution of this Agreement.

Reviews and Amendments of the Annual Plans and Budgets

20.3 The Assignee may alter, after previous notice to ANP, the Annual Work Plan and respective Annual Budget in progress, with the purpose of adapting it to the eventual admission in a subsequent stage or with the purpose of incorporating alterations or operations foreseen in plans, programs and respective modifications adopted in the terms of this Agreement.

Translation nºJ11791/10 CL/IS	79	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

20.4 The submission of Annual Work Plan and its respective Annual Budgets, as well as the reviews and alterations of the same, shall not impair, invalidate, or diminish the obligations took over by the Assignee in the terms of this Agreement.

CLAUSE TWENTY ONE: DATA AND INFORMATION

Supplied by the Assignee to ANP

21.1 The Assignee shall keep ANP constantly informed on the progress and results of the operations performed in the Agreement Area.

21.1.1 The Assignee shall send to ANP copies of maps, sections and profiles, acquired data, studies and geological, geochemical and geophysical information, including interpretation, well data and testing, as well as other documents defined in the specific regulation, containing information on the progress of the works, obtained as result of the operations.

21.2 The quality of the copies and other reproductions of data and information supplied by the Assignee to ANP shall be fully faithful and a standard equivalent to

Translation nºJ11791/10 CL/IS	80	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

the original copies, including color, size, legibility, intelligibility, compatibility and any other relevant characteristics.

21.3 ANP shall manage the confidential data supplied by the Assignee pursuant to applicable law.

Overseas Processing and Analysis

21.4 After previous and express authorization from ANP, the Assignee may send overseas the samples of rocks and fluids, or other geological, geochemical and geophysical data, exclusively for the analysis and data processing.

21.4.1 The Assignee must keep file of the information, data or equivalent relative to the sample in the national territory, as well as to ensure that the samples sent overseas return to the Country, whenever technically feasible, after the completion of the analysis or data processing.

21.4.2 The Assignee must deliver to ANP the results obtained with the processing or analysis performed, immediately after receiving it in order to record it in Exploration and Production Database (BDEP) of ANP.

Translation nºJ11791/10 CL/IS	81	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

21.5 The request of remittance of data overseas to be sent to ANP must include, mandatorily, detailed information about the data, processing to which such data shall be submitted, including the date scheduled for the return to the country.

Submission of Information

21.6 The Assignor is required to provide, within a term established by Assignor, all information about the operations related to this Agreement that might be requested by Assignor.

21.7 The Assignor  shall have free access to the Agreement Area and the operations in progress, to the equipment and installations, including the ones referred to in paragraph 22.4, as well as to all records, studies and technical data available, aiming at following-up the Operations.

21.8 During the performance of the follow-up activities, the Assignor shall make all efforts not to impair the normal execution of the operations.

21.8.1 The Assignee shall provide transportation, food, lodging, and other suitable services in the places to be

Translation nºJ11791/10 CL/IS	82	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

visited to the Assignor’s representative, in the same conditions that these services are offered to its own personnel.

21.9 The Assignor shall manage all secret data supplied by the Assignee in compliance with the applicable legislation.

Parties’ Liabilities

21.10 Pursuant to applicable law, all and any data of any sort obtained as a result of the operation and this Agreement shall be considered confidential, and, therefore, shall not be disclosed by the Assignee without the previous consent, in writing, from ANP.

CLAUSE TWENTY TWO: ASSETS

Supplied by the Assignee

22.1 The Assignee shall supply directly, purchase, rent, lease, charter, or by any other form obtain all assets, properties or effects, deemed necessary for the operations and its execution, preferably in Brazil.

Licenses, Authorizations and Permits

22.2 It is the sole and full responsibility of the Assignee the obtainment of all licenses, authorizations, permits

Translation nºJ11791/10 CL/IS	83	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

and necessary rights relative to the assets referred to in paragraph 22.1, including for its import, customs clearance, nationalization and export.

Expropriations and Easements

22.3 It is the Assignee responsibility to promote expropriations and constitute easements to properties considered necessary to the performance of this Agreement, as well as to perform payment of all and any indemnification, cost or expenses deriving from it.

22.3.1 The Assignee may submit request, in writing, followed by the necessary justification, in order to ANP to attach process regarding the public interest statement, with the purpose of expropriation or institution of administrative easement of the properties.

Installation or Equipments outside the Agreement Area

22.4 As long as in the limit of its attribution and competence, ANP may authorize the positioning or the construction of installations or equipments in a location external to the Agreement Area, after receiving request in writing from the Assignee, with the purpose of

Translation nºJ11791/10 CL/IS	84	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

supplement or optimize the logistic structure related to the operations.

22.4.1. The Assignee request shall be followed by the respective technical and economic basis, as well as the positioning or construction project, as applicable.

Hypothesis of Assets Reversal

22.5 The general property regime employed by the Assignee in the execution of the operations subject matter of this Agreement is the non-reversal of such assets.

22.5.1 It may be reverted, at the Assignor’s sole discretion, upon previous consultation to ANP, in favor of the Federal Government, properties and effects, ancillary and principal assets that exist in any portion of the Contract Area that are considered necessary to allow the continuity of the operations or are subject to the use of public interest.

22.5.2 After receiving from the Assignee the reported mentioned in paragraph 14.2, the Assignor must communicate its option for the reversal of assets in up to 12 (twelve) months prior to the estimated date of

Translation nºJ11791/10 CL/IS	85	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

completion of the volume production indicated in Appendix II – Volumes and Values of Transfer of Rights Agreement.

22.6 The possession and property of assets that become reverted shall be assigned to the Federal Government and to the ANP administration at the termination of this Agreement for any portion of the Agreement Area.

22.7 For the fulfillment of the obligations established in this Clause, the Assignee undertakes to adopt and execute all legal, operational and administrative measures deemed necessary, observed the provisions of Clauses Seven and Twenty Five.

22.7.1 In case of sharing of assets for the operations of two or more fields in the Agreement Area, the Assignee may retain such assets until the completion of all operations.

22.8 In case the Assignor decides to exercise its right to reversal, as provided in paragraph 22.5.1, the Assignee shall not be entitled to any indemnification for the investments performed in the acquisition and implementation of the reverted assets.

Translation nºJ11791/10 CL/IS	86	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Removal of Assets

22.9 All assets that are not reverted, including the unserviceable assets, shall be removed or discarded appropriately by the Assignee, according to the dispositions of this Agreement and applicable legislation.

CLAUSE TWENTY THIRD: PERSONNEL, SERVICES AND SUBCONTRACTS

Personnel

23.1 The Assignee shall recruit and hire all necessary workforce for the execution of the operations, being for all effects, the sole and exclusive hirer.

23.2 The Assignee shall promote, without onus to ANP, the removal or replacement of any of its technicians or team members that, at any time, is requested by ANP, in face of improper conduct, technical deficiency or poor health conditions.

Services

23.3 The Assignee shall execute directly, hire, or any other form obtain all necessary services for the fulfillment of this Agreement.

Translation nºJ11791/10 CL/IS	87	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

23.4 In case the Assignee hires one affiliated company for the provision of assets and services, the prices, deadlines, quality and other terms agreed must be competitive and according to the current market.

CLAUSE TWENTY FOUR: BRAZILIAN SUPPLIERS OF ASSETS AND SERVICES AND LOCAL CONTENT

Commitment of the Assignee with Local Content

24.1 The Assignee, in its directed acquisitions to serve the subject matter of this Agreement, and with the purpose of ensuring the Brazilian suppliers the same wide and fair conditions of other companies invited to submit proposals of sales of assets or provision of services, obliges itself to:

a) include Brazilian suppliers among the companies invited to submit proposals;

b) make it available in Portuguese or English language the same specifications to all companies invited to submit proposals, willing to accept equivalent specifications, since within the standards of best practices of the Oil Industry, in such a way that the

Translation nºJ11791/10 CL/IS	88	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

participation of Brazilian suppliers is not restricted, inhibited or hindered, sending all non-technical documents and mail in the Portuguese language to all Brazilian companies invited;

c) ensure to all invited companies the same deadline and suitable to the Assignee needs, either for the submission of proposal of provision as well as for the production of assets or provision of services, according to the best practices of the Oil industry and in such way that does not exclude potential Brazilians suppliers;

d) demand the same technical competence from the Brazilian suppliers as for the ones demanded from the foreign suppliers;

e) observe that the acquisition of assets and services supplied by affiliated companies is equally subjected to the other items of this Clause, except for the cases of services that, according to the best practices of the oil industry, are regularly performed by the affiliated;

f) keep itself informed about the Brazilian suppliers able to offer proposals, seeking, whenever necessary, updated information about this universe of suppliers

Translation nºJ11791/10 CL/IS	89	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

along with the associations, similar business unions  or entities with notorious knowledge in the subject matter.

24.2 In addition to the demands of paragraph 24.1, the Assignee must observe the following provisions:

a) for each integral block of the Transfer of Rights Agreement, during the Exploration stage, it shall purchase from Brazilian suppliers an amount of assets and services, in a way that the global percentage of local investment is  at least 37% (thirty-seven percent). For the fulfillment of the global percentage of Local Content defined above, it is required the performance of the mandatory minimum local content percentage of items and sub items specified in Appendix VI – Local content, under penalty of fine provided in paragraph 24.6;

b) For the Long Duration Test – TLD, it shall be requested for this activity the fulfillment of the percentage established in Attachment VI – Local Content;

c) for each integral block of the Agreement, according to the Development Plan approved by ANP, the Local

Translation nºJ11791/10 CL/IS	90	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Content at the Production Development Stage shall be at least:

(i) 55% (fifty-five percent) for the Modules of the Development Stage that start the production up to 2016;

(ii) 58% (fifty-eight percent) for the Modules of the Development Stage that start the production between 2017 and 2019;

(iii) 65% (sixty-five percent) for the Modules of the Development Stage that start the production as from 2020.

d) Regardless of the minimum percentages defined in 24.2(c), the global medium percentage of the Local Content in the Production Development Stage shall be at least sixty-five (65%) percent, considering in this percentage all Development modules under this Contract;

e) Besides the fulfillment of the local content global percentage hired at the Production Development Stage, provided for in 24.2 (c) and 24.2 (d), it is mandatory the performance of the local content minimum percentages of items and sub items specified in Attachment VI –

Translation nºJ11791/10 CL/IS	91	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Local Content, under penalty of fine provided under paragraph 24.6;

f) for the checking of the minimal percentages requested in 24.2 (a) and 24.2 (d) it shall be used the certification methodology defined in ANP rules;

g) for the checking of the minimal percentages requested in 24.2 (a) and 24.2 (d) shall be performed at the end of Exploration stage and at the end of each module of the Development Stage, according to the Development Plan approved by ANP;

h) the measurement of the minimum percentage required in 24.2.(d) shall be performed from time to time, pursuant to a certification methodology defined in ANP’s rules.

i) for the purpose of measurement of the percentage defined in 24.2 (a) to 24.2 (d) the assets and services that present local content lower than 10% shall be considered as assets or services fully imported. As an exception for this rule, it shall be considered only the items relative to charter of drilling rigs and services of

Translation nºJ11791/10 CL/IS	92	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

acquisition of seismic data for offshore projects, and the sub item “bits”;

j) in case the Assignee receives proposals with prices extremely high for the acquisition of local assets and services if compared to the prices charged in the international market, ANP, upon previous request from the Assignee, may, in exceptional manner, authorize, previous and expressly, the contracting of the assets and services overseas, discharging it from mandatory compliance of the corresponding local content percentage;

k) in case the Assignee receives offers which the deadline for the local delivery of assets or execution of services are extremely higher than the ones performed by the international market, resulting in compromising the activities scheduled planned, ANP, upon previous request from the Assignee, may, in exceptional manner, authorize, previous and expressly, the contracting of the assets and services overseas, discharging it from mandatory compliance of the corresponding local content percentage;

Translation nºJ11791/10 CL/IS	93	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

l) during the Exploration and Development works, in case the Assignee decides for the usage of a new technology, not available by the time of the execution of the Agreement, and not foreseen in the spreadsheets of Attachment VI – Local Content, ANP, upon previous request from the Assignee, may, in exceptional manner, authorize, previous and expressly, the replacement of the old technology and discharge the Assignee, exceptionally from mandatory compliance of the corresponding local content percentage referring to the activities that are replaced for this new technology, in case it is not being offered by Brazilian suppliers;

m) during the Exploration and Development works, if by justified reason, exceptionally, are necessary the adjustments relative the fulfillment of local content of items specified in the spreadsheet of Appendix VI – Local Content, the Assignee may request to ANP the eventual alterations, taking into consideration the local content percentage performed in the other items of spreadsheet of Appendix VII - Local Content;

Translation nºJ11791/10 CL/IS	94	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

n) in the Exploration stage, in case the Assignee may execute local investments that may result in a local content percentage higher than the one established in Appendix VI - Local Content, ANP, upon request from the Assignee, may, in exceptional manner, authorize, previous and expressly the transfer of this overstated difference of local content, for the first module of Production Development Stage;

o) upon completion of the determined module of Production Development Stage, in case the Assignee may execute local investments that may result in a local content percentage higher than the ones established in item 24.2 (c), ANP, upon request from the Assignee, may, in exceptional manner, authorize, previous and expressly the transfer of this overstated difference of local content, for the subsequent module of the Production Development Stage, according to the Development Plan approved by ANP;

p) for the actions provided in items   (j), (k), (l)  and (m) of this paragraph 24.2 the Assignee shall continue committed to comply with minimum global local content

Translation nºJ11791/10 CL/IS	95	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

percentage defined in Appendix VI - Local Content- for the Exploration Stage and for the first module of the Development Stage, as well as the minimum global percentages for the subsequent modules of this Stage provided in the Development Plan, calculated according to item 24.2 (c);

q) for the determination of the local content percentage in the Exploration Stage and in the modules of the Production Development Stage according to the Development Plan approved by ANP, the monetary amounts corresponding to the acquisition of assets and services, performed during several years, shall be updated for the last year by using the General Market Price Index (IGP-M) of Fundacao Getulio Vargas.

r) The Assignee shall be responsible for the information relative to the local content, being provided in its purchase agreements of assets and services that the suppliers guarantee the certification of their products and keep all necessary information for the checking of the local content. This certification shall be performed

Translation nºJ11791/10 CL/IS	96	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

in accordance with the provisions of paragraphs 24.3 to 24.7.

24.3 The commitment of the Assignee relative to the acquisition of local assets and services shall be evidenced by ANP by means of submission of local content certificates.

24.4 The Assignee must request to its suppliers of assets and services the provision of the proper certifications of their products.

24.5 The certification activities shall be executed by entities duly qualified and registered by ANP, based on criteria previously defined.

24.6 In case the acquisitions of assets and services from Brazilian suppliers, at the end of the Exploration Stage of any of the integral parts of the Agreement Area or at the end of the Production Development Stage of any Field in the Agreement Area, do not reach the percentages established in paragraphs 24.2(a) to 24.2(e), checked according to the provisions of the regulatory rules edited by ANP, the Assignee shall pay to ANP a fine, within 15 days as of the notice. This fine is applied

Translation nºJ11791/10 CL/IS	97	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

as follows: if the percentage of the local content not executed (NR %) is lower than 65% of the established amount, the fine (M %) shall be of 60% over the not executed local content amount. If the percentage of the not executed local content (NR%) is equal or higher than 65% of the established amount, the fine shall be cumulative, starting from 60% and reaching 100% of the amount of local content established, in case the percentage of the not-executed local content is of 100%. The proposed criterion for the fines is as follows:

If 0 < NR (%) < 65% » M(%) = 60(%)

If NR (%) ≥ 65% » M (%) =1,143 NR (%) -14,285

The same criterion shall be applied to the non-fulfillment of the minimum local content percentage established for items specified in the Table of the Appendix VII, even with the performance of the global local content percentage contracted.

24.7 In case of any non compliance with the Local Content measured at the end of the last module of the last Development Stage, there shall be deduced from the applicable penalty those possible amounts of penalties

Translation nºJ11791/10 CL/IS	98	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

charged upon the measurement of the Local Content reached in each module of the Development Stage, as defined in ANP’s rules.

24.8 The Assignee shall ensure the preference for contracting Brazilian suppliers as long as they proposal present conditions of pricing, deadline and quality equivalent to other suppliers invited to present proposals.

CLAUSE TWENTY FIVE: ENVIRONMENT

25.1. The Assignee shall adopt all necessary measures for the conservation of the reservoirs and other natural resources, and the protection of air, land and surface and subsurface waters.

25.2. The Assignee shall further obliged itself to preserve the environment and protect the balance of the ecosystem in the Agreement Area, in order to avoid the occurrence of damages and losses to the fauna, flora and natural resources, care for the safety of people and animals, and respect the cultural and historical heritage, and to remedy or indemnify the damages incurring from the operations, including the activities of abandonment,

Translation nºJ11791/10 CL/IS	99	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

return, disassembly, and removal of assets used in its execution, as well as to practice the acts of environmental recovery determined by the relevant authorities.

25.3. The Assignee shall further watch over that the operations do not cause any damages or losses that affect other economic or cultural activities within the Agreement Area.

25.4. The Assignee shall send, whenever requested by ANP or by the Assignor, for the purposes of assistance provided in paragraph 19.4, copy of the studies performed in order to get the environmental permits.

25.5. The Assignee shall inform immediately to ANP and the federal, state and municipal authorities of any spillage or leakage of Oil, Natural Gas or other Fluid Hydrocarbons, as well as the measurements already taken to fight the issue.

CLAUSE TWENTY SIX: INSURANCE

Insurances

26.1 The Assignee shall provide and maintain, during the whole duration of this Agreement, without limitation

Translation nºJ11791/10 CL/IS	100	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

to its responsibility, insurance coverage contracted to reputable company, for all cases required by the applicable Brazilian legislation, as well as to comply with determination of any relevant authority or ANP, relative to assets and personnel, operations and its execution, protection of the environment, return, deactivation and abandonment of areas, and removal of assets.

26.1.1 It shall be admitted the self-insurance, the insurance through Affiliated companies and use of global insurance policies and programs, at the discretion of the Assignee.

26.1.2 The Assignee shall deliver to the Assignor, whenever requested, copy of all policies and contracts relative to insurance, as well as all and any amendment, alteration, endorsement, or extension of the same, and of all and any occurrence, complaint or warning of claim related.

26.2 The Assignee shall obtain from its insurers the inclusion, in all policies, of a clause in which they

Translation nºJ11791/10 CL/IS	101	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

expressly renounce to any subrogation rights in any eventual rights against the Assignor or ANP.

26.3 The Assignee shall include the Assignor as beneficiary and the receiving of any indemnification by the Assignor on the basis of the insurance coverage, shall not impair the right of the Assignor of full reimbursement for losses and damages that exceed the sum of the received indemnification.

CLAUSE TWENTY SEVEN: ROYALTIES AND EXPENSES CLASSIFIED AS RESEARCH AND DEVELOPMENT

Royalties

27.1 The Assignee shall pay monthly to the Federal Government, as of the Production startup in each Field, Royalties in the amount of 10% (ten percent) of the Production.

27.2 The Royalties shall be calculated according to the regulations provided for in Law 9478, 1997, observing the following:

(a) the portion of the sum of royalties that represents 5% (five percent) of the production shall be distributed

Translation nºJ11791/10 CL/IS	102	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

according to the criteria stipulated in Law 7990, December 28 1989; and

(b) the portion of the sum of royalties that exceeds 5% (five percent) of the production shall be distributed according to the terms of item II of article 49 of Law 9478, 1997.

Expenses Classified as Research and Development

27.3 The Assignee is obliged to perform Expenses Classified as Research and Development in an amount equivalent to 0.5% (half percent) of the gross annual income of Production of Oil, Natural Gas and other Fluid Hydrocarbons under this Contract up to June 30 of the year following the fiscal year of the gross income balancing.

27.3.1 Up to September 30, the Assignee must submit to ANP a full report containing the Expenses Classified as Research and Development performed in the previous fiscal year, including the description of the technical aspects and supplementary documentation, according to the applicable Brazilian legislation.

Translation nºJ11791/10 CL/IS	103	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

27.3.2 The entire amount of the Expenses rated as Research and Development shall be directed  to the hiring of activities with universities or national technological research and development entities, either the public or private ones,  previously accredited for this purpose by ANP, in areas of interest and with relevant themes for the Energy sector, covering all its sources or matrixes and Environment.

27.3.3 Eventual Expenses Classified as Research and Development performed by the Assignee in amounts higher to the 0.5% (half percent) equivalent of the annual gross income may be compensated on behalf of the Assignees for the purpose of verification of such obligation in future periods.

27.3.4 The Expenses Classified as Research and Development may not be destined for the contracting of activities developed in the facilities of the Assignee or its affiliated companies.

27.3.5 In case the Assignee does not perform the Expenses Classified as Research and Development fully until June 30 of the determined year, the remaining sum

Translation nºJ11791/10 CL/IS	104	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

must be collected to the National Treasury, increased of 30%, up to July 30 of the current year.

27.3.5.1 If due to events strange to Assignee’s will, as attested by ANP, it is not possible to fulfill, within a certain term, the obligations established in this paragraph 27.3, the Assignee will pay the missing amount to the National Treasury, as duly adjusted at the SELIC rate, calculated from the date in which the collection should have been made up to the date of effective payment.

CLAUSE TWENTY EIGHT: TAXES

Tax System

28.1 The Assignee is subject to the tax system in the federal, state and municipal scope, undertaking to fulfill its terms, deadlines and conditions defined in the applicable Brazilian legislation.

Certificates and Evidences of Good Standing

28.2 Whenever requested by the Assignor or by ANP, the assignee shall present the original or notarized copies of all certificates, acts of registry, authorizations, application evidence in taxpayer’s

Translation nºJ11791/10 CL/IS	105	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

registry, proof of compliance with taxes, proof of good standing in the compliance with social security established by law, enrollment in entities or professional associations, and any other documents or similar certificates.

CLAUSE TWENTY NINE: ACCOUNTING AND AUDIT

Accounting

29.1 The Assignee undertakes to keep all documents, books, papers, registries, and other pieces, besides supporting documentation necessary for the verification of the local content that confirms the accounting bookkeeping, as well as to perform all applicable entries and to present all accounting and financial statements.

29.1.1 The financial and accounting statements shall indicate, in segregate manner, the expenses made relative Exploration, Development and Production, according to the form established for the quarterly expenses reports, and further discriminating, for each one of these activities, the expenses relative to the respective work plans and programs, for each one of

Translation nºJ11791/10 CL/IS	106	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

these activities, the expenses relative to the respective work plans and programs provided in this Agreement, as well as the acquisitions from Brazilian suppliers.

29.2 The Assignee undertakes to deliver to ANP, quarterly, the quarterly expenses report relative to the operations of Exploration & Production – E&P.

Audit

29.3 ANP shall carry on, whenever deemed appropriate, accounting and financial audit of the Agreement, whether directly or through covenants.

29.3.1 ANP shall notify the Assignee with at least 30 (thirty) days advanced notice of the beginning of the audit.

29.3.2 In the fulfillment of the audit activities, ANP shall make all efforts not to impair the normal execution of the operations.

29.4 The Assignee shall ensure ANP, during the performance of the audit, all possible access to documents, books, papers, registries and other pieces referred to in paragraph 29.1, including the contracts and agreements executed by the Assignee and related to

Translation nºJ11791/10 CL/IS	107	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

the acquisition of assets and services for the operations, relative to the last 5 (five) fiscal years ended.

29.5 For the purpose of audit of the local content, the responsibility relative to the validity of the information provided by the supplier and third parties is the Assignee’s.

29.5.1 The Assignee must keep statements and certificates issued by its suppliers for 5 (five) fiscal years.

29.5.2 ANP may demand from the Assignee any documents necessary to resolve any existing doubts about the suppliers.

29.6 The action or omission of the audit described in paragraph 29.3 shall not exclude or reduce the responsibility of the Assignee relative to the faithful compliance of the obligations relative to the present Agreement.

CHAPTER VI – GENERAL PROVISIONS

CLAUSE THIRTEEN: AGREEMENT NON-ASSIGNABILITY

Translation nºJ11791/10 CL/IS	108	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

30.1 The Transfer of Rights Agreement, subject matter of this Agreement, is non-assignable.

30.2 Any assignment of rights provided in this Agreement, whole or in part, shall be void by operation of law, which will result the resolution of the Agreement, without prejudice to any other sanction set forth in the agreement, as provided in Thirty-first Clause.

30.2.1 It shall be considered an assignment, for the purposes of this Agreement, the sale, transfer or any other form of disposal, by any means, of the whole or part of rights and obligations of the Assignee resulting from this Agreement.

30.2.2 The subcontracting of services by the Assignee to which refer paragraphs 23.1 and 23.3 do not constitute an assignment of the Agreement.

CLAUSE THIRTY ONE: BREACH OF AGREEMENT AND PENALTIES

Agreement Penalties

31.1 In case of breach of the Agreement by the Assignee, of any of its obligations established in this

Translation nºJ11791/10 CL/IS	109	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Agreement or in regulatory acts from ANP, the Agency may, based on Law 9.478, of 1997, and Law 9.847, of October 26, 1999, apply administrative and pecuniary sanctions applicable according to the Brazilian legislation in force and the provisions provided for in this Agreement, being ensured the right to the due process of law and what is provided for in Section 13 of Law No. 9.847 of 1999.

Termination

31.2 Excepting to the cases provided in paragraph 31.4, this Agreement may be terminated if the Assignee fails to meet the deadline fixed by ANP for the performance of the pending obligation which is considered relevant for the continuity of the activities in each block of the Agreement Area, at the sole discretion of ANP. The referred deadline may not be lower than 90 (ninety) days, except for the cases of extreme urgency.

31.3 The termination of this Agreement may also be declared in case the Assignee is declared insolvent.

Option for Penalties

Translation nºJ11791/10 CL/IS	110	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

31.4 When the Assignee fails to comply with the terms of this Agreement, and if ANP, at its sole discretion, considers the failure not severe, revealing of willful misconduct, or gross malpractice, want of caution or negligence, or if proved the existence of a diligent action in order to remedy the failure, ANP may propose the application of the penalties described in paragraph 31.1 instead of the termination of the Agreement.

CLAUSE THIRTY TWO: TERMINATION OF AGREEMENT

Termination due to Performance of the Subject Matter of the Agreement

32.1 It is considered lapse, as a matter of law, the assignment of the exercise of research and exploration of Oil, Natural Gas, and other Fluid Hydrocarbon, in the Agreement Area, with the production of volume of equivalent barrels of oil provided in paragraph 2.2 and Appendix II – Volumes and Values of Transfer of Rights Agreement.

32.1.1 After the production of Maximum Volume, the Assignee is forbidden to produce, under the auspices of

Translation nºJ11791/10 CL/IS	111	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

this Agreement, any additional volume of Oil, Natural Gas and other  Fluid Hydrocarbon in the Agreement Area.

32.1.2 The Assignor shall give full release of credits and rights provided in this Agreement, based on previous manifestation from ANP, which shall result in the lapsing of this Agreement.

Termination by End of Term

32.2 It is considered lapse, as a matter of law, this Agreement by end of term.

32.2.1 After the end of term, the Assignee shall be forbidden to produce, under the auspices of this Agreement, any additional volume of Oil, Natural Gas and others Fluid Hydrocarbon in the Agreement Area.

32.2.2 In case the produced volume is lower than the Maximum Volume after the end of term, the Assignee shall not be entitled to any indemnification or reimbursement by the non-produced volumes.

Termination Consequences

32.3 In case this Agreement is terminated, the Assignee shall respond for losses and damages resulting from its

Translation nºJ11791/10 CL/IS	112	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

default and termination, being responsible for all indemnification and applicable compensation, also observed the obligations related to the return of Blocks and Fields of Agreement Area.

CLAUSE THIRTY THREE: ACT OF GOD AND FORCE MAJEURE

Full or Partial Release

33.1 The Parties shall only stop being liable to the compliance of the obligations acknowledged in this Agreement in the event of act of God or force majeure.

33.2 The release of the obligations of the Assignee shall be relative to the obligations of the Agreement which the performance becomes impossible to fulfill in face of act of God and force majeure, acknowledged by ANP, in the terms of paragraphs 33.4 to 33.6.

33.3 Under any circumstances the situation described in paragraph 33.2 shall exempt the Assignee from the payment of Royalties.

33.4 In the occurrence of circumstances that may be considered act of God or force majeure, the Party affected shall notify the other Party, in writing,

Translation nºJ11791/10 CL/IS	113	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

describing such circumstances, its causes and consequences. It shall also notify, immediately, the cessation of state of act of God and force majeure.

33.4.1. It is considered situations of act of God the ones relative to delay in the obtaining of environmental license, provided that such delay may be exclusively ascribed to the relevant environmental body.

33.5 After notification by the Assignee of the occurrence of event that may constitute act of God or force majeure, ANP shall decide whether to acknowledge or not the release of responsibility.

33.6 ANP’s decision that acknowledges the occurrence of act of God or force majeure shall indicate the portion of the Agreement to which performance the Assignee is being released.

Losses

33.7 The Assignee shall undertake individual and exclusively all losses of volumes of hydrocarbon resulting from the situation of act of God or force majeure that shall be taken into consideration for the calculation of the maximum volume.

Translation nºJ11791/10 CL/IS	114	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Alteration or Termination of Agreement

33.8 After the resolution of the situation of act of God or force majeure, the defaulting Party shall comply with the obligations affected, and the term of enforcement shall be extended by the same amount of time of duration of the act of God or force majeure situation, subject to the limit defined by paragraph 5.3.

CLAUSE THIRTY FOUR: NOTIFICATIONS

Validity and Effectiveness

34.1 All notifications provided in this Agreement shall be made in writing and delivered in person or sent through mail shipment or courier, with notice of receipt, being considered valid and effective in the date of receiving.

Alterations of the Memorandum of Association

34.2 The Assignee shall send to ANP copies of all and any alterations of its memorandum of association, bylaws or articles of incorporation, documents of election of administrators or evidence of the board of directors at work.

Communications to Assignor or to ANP

Translation nºJ11791/10 CL/IS	115	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

34.3 All acts and communications relative to this Agreement must be signed by the legal representative of the Assignee or by attorney in fact with specific powers, except in cases of communication on drilling startup and accident notification, and written in Portuguese language.

Addresses

34.4 The addresses of the Parties representatives are included in the Appendix VII – Addresses.

34.5 Any of the Parties may change its address, by means of at least 30 (thirty) days advanced notice in writing to the other Party, before the occurrence of the change.

CLAUSE THIRTY FIVE: FINAL PROVISIONS

Applicable Law

35.1 This Agreement shall be executed, governed and construed according to the Brazilian legislation.

Reconciliation

35.2 The Parties shall make all efforts to settle out of court all and any dispute or controversy resulting from this Agreement or related to it.

Translation nºJ11791/10 CL/IS	116	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Conciliation and Arbitration Chamber of the Federal Administration - CCAF

35.3 The Parties may seek settlement of disputes that may arise during the performance of this Agreement at the Federal Administration Chamber of Reconciliation and Arbitration – CCAF, of the Solicitor General’s Office.

35.4 The Conciliation and Arbitration Chamber of the Federal Administration – CCAF that might be created may use ad hoc experts to provide opinion in relevant technical issues for solving the controversy, as well as technical reports prepared by independent certifying entities, pursuant to the provisions of paragraph 8.4.

35.5 The conciliation report must determine the division between the Parties of the procedural costs with conciliation, including, but not limited, to fees and travel expenses;

35.6 If the conciliation is not successful, the Parties may:

(i) Submit the controversy to arbitration of the Attorney General’s Office of the Federal Government; or

Translation nºJ11791/10 CL/IS	117	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

(ii) appeal to the Judiciary Branch pursuant to paragraph 35.10;

35.7 If the parties waive the conciliation, there shall be applied the venue clause provided for in paragraph 35.10.

Suspension of Activities

35.8 Upon occurrence of a dispute or controversy, ANP shall decide on the suspension or not of the activities relative to such dispute or controversy, until its resolution, using as criteria for decision the need to avoid personal or material risk of any nature, especially the ones relative to the operations.

Justifications

35.9  ANP, whenever during the exercise of its discretionary power, undertakes to expose the justifications of the act, observing the applicable Brazilian legislation and serving the best practices of the Oil Industry.

Jurisdiction

35.10 The Parties agree to the jurisdiction of the Federal Court – Brasilia Judiciary Section, Brazil, as the only

Translation nºJ11791/10 CL/IS	118	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

competent, with express waiver to any other, however privileged it may be.

In witness whereof , the parties execute this Agreement in  04 counterparts of equal form and content, and for one sole effect.

Parties:

Federal Government

Petróleo Brasileiro S.A. – PETROBRAS

(President)

(Financial and Relation with Investors Director)

(Exploration and Production Director)

Federal Government

(Minister of Mines and Energy)

(Minister of Finance)

(Attorney General of the National Treasury)

Regulatory and Inspecting Authority:

Agencia Nacional do Petróleo, Gás Natural e Biocombustíveis – ANP

(Director General)

LIST OF APPENDIXES

APPENDIX I – Contract Area

Translation nºJ11791/10 CL/IS	119	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

APPENDIX –II – Volumes and Values of the Transfer of Rights Agreement

APPENDIX III – Sample of Quarterly Expenses Report

APPENDIX IV – Exploration Mandatory Program

APPENDIX V – Guidelines for Agreement Review

APPENDIX VI – Local Content

APPENDIX VII – Addresses

APPENDIX VIII – Pre-salt Area

APPENDIX I

CONTRACT AREA

I. DEFINITIVE BLOCKS

BLOCK 1.                     FLORIM

*------------------------------------------------------------------------------

*  -Projection     : Polyconic        -Datum: SAD-69     -M.C.: -54.00

*  -False North  :  10000000.00      -False East:   5000000.00

*  -Pad. Parallel: ---

*----------------------------------------------------------------------*

Name/ Point   Latitude         Longitude      North Coord.     East  Coord.

*

1       24 37 30.000 S    42 45  0.000 W     7228903.15      6137844.98

2       24 37 30.000 S    42 41 15.000 W     7228384.54      6144152.11

3       24 42 30.000 S    42 41 15.000 W     7219036.01      6143384.17

4       24 42 30.000 S    42 37 30.000 W     7218513.22      6149686.74

5       24 52 30.000 S    42 37 30.000 W     7199814.46      6148134.89

6       24 52 30.000 S    42 45  0.000 W     7200862.32      6135546.88

1       24 37 30.000 S    42 45  0.000 W     7228903.15      6137844.98

*

*   Perimeter     :        81.562 (Km)

*   Flat Area    :       296.459 (Km2)

Translation nºJ11791/10 CL/IS	120	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

*   Corrected Area:       291.749 (Km2)

*

*----------------------------------------------------------------------

BLOCK 2.                     FRANCO

*----------------------------------------------------------------------

*  -Projection     : Polyconic       -Datum: SAD-69     -M.C.: -54.00

*  -False North  :  10000000.00      -False East:   5000000.00

*  -Pad. Parallel: ---

*----------------------------------------------------------------------*

Name/ Point   Latitude         Longitude      North Coord.     East  Coord.

*

1       24 30  0.000 S    42 45  0.000 W     7242924.55      6138985.89

2       24 30  0.000 S    42 22 30.000 W     7239781.75      6176863.90

3       24 40  0.000 S    42 22 30.000 W     7221070.88      6175289.72

4       24 40  0.000 S    42 18 45.000 W     7220534.40      6181593.26

5       24 42 30.000 S    42 18 45.000 W     7215856.21      6181195.99

6       24 42 30.000 S    42 15  0.000 W     7215316.19      6187497.10

7       24 47 30.000 S    42 15  0.000 W     7205958.72      6186696.34

8       24 47 30.000 S    42 22 30.000 W     7207038.56      6174102.55

9       24 50  0.000 S    42 22 30.000 W     7202361.28      6173705.58

10      24 50  0.000 S    42 26 15.000 W     7202897.55      6167410.49

11      24 52 30.000 S    42 26 15.000 W     7198221.01      6167015.08

12      24 52 30.000 S    42 33 45.000 W     7199286.20      6154428.53

13      24 42 30.000 S    42 33 45.000 W     7217987.57      6155989.07

14      24 42 30.000 S    42 37 30.000 W     7218513.22      6149686.74

15      24 40  0.000 S    42 37 30.000 W     7223188.10      6150073.18

16      24 40  0.000 S    42 41 15.000 W     7223710.23      6143768.44

17      24 37 30.000 S    42 41 15.000 W     7228384.54      6144152.11

18      24 37 30.000 S    42 45  0.000 W     7228903.15      6137844.98

1       24 30  0.000 S    42 45  0.000 W     7242924.55      6138985.89

*

*   Perimeter     :       185.693 (Km)

*   Flat Area    :      1276.557 (Km2)

*   Corrected Area:      1255.565 (Km2)

*

*----------------------------------------------------------------------

Translation nºJ11791/10 CL/IS	121	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

BLOCK 3.                     SUL DE GUARÁ

*----------------------------------------------------------------------

*  -Projection   : Polyconic         -Datum: SAD-69     -M.C.: -54.00

*  -False North  : 10000000.00       -False East:   5000000.00

*  -Pad. Parallel: ---

*----------------------------------------------------------------------

Name/ Point   Latitude         Longitude      North Coord.     East  Coord.

*

1       25 52 30.000 S    43 11 15.000 W     7092405.54      6082445.18

2       25 52 30.000 S    43  7 30.000 W     7091888.76      6088687.82

3       26  0  0.000 S    43  7 30.000 W     7077885.55      6087528.24

4       26  0  0.000 S    43 15  0.000 W     7078919.67      6075056.28

5       25 55  0.000 S    43 15  0.000 W     7088252.73      6075820.87

6       25 55  0.000 S    43 11 15.000 W     7087738.33      6082061.49

1       25 52 30.000 S    43 11 15.000 W     7092405.54      6082445.18

*

*   Perimeter     :        53.139 (Km)

*   Flat Area    :       146.584 (Km2)

*   Corrected Area:       144.493 (Km2)

*

*----------------------------------------------------------------------

BLOCK 4.                     ENTORNO DE IARA

*----------------------------------------------------------------------

*  -Projection     : POLICONICA        -Datum: SAD-69     -M.C.: -54.00

*  -False North  :  10000000.00      -False East:   5000000.00

*  -Pad. Parallel: ---

*

Name/ Point    Latitude        Longitude      North Coord.     East  Coord.

*

1       24 50  0.000 S    42 37 30.000 W     7204489.04      6148523.76

2       24 50  0.000 S    42 33 45.000 W     7203961.43      6154819.58

3       24 52 30.000 S    42 33 45.000 W     7199286.20      6154428.53

4       24 52 30.000 S    42 26 15.000 W     7198221.01      6167015.08

5       24 55  0.000 S    42 26 15.000 W     7193544.55      6166619.05

6       24 55  0.000 S    42 22 30.000 W     7193006.97      6172909.77

Translation nºJ11791/10 CL/IS	122	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

7       25  2 30.000 S    42 22 30.000 W     7178976.09      6171711.41

8       25  2 30.000 S    42 30  0.000 W     7180052.31      6159142.85

9       25  5  0.000 S    42 30  0.000 W     7175376.81      6158746.55

10      25  5  0.000 S    42 33 45.000 W     7175911.22      6152464.09

11      25  7 30.000 S    42 33 45.000 W     7171236.45      6152069.37

12      25  7 30.000 S    42 37 30.000 W     7171768.59      6145788.87

13      25 10  0.000 S    42 37 30.000 W     7167094.54      6145395.74

14      25 10  0.000 S    42 41 15.000 W     7167624.41      6139117.19

15      25  5  0.000 S    42 41 15.000 W     7176971.30      6139898.45

16      25  5  0.000 S    42 45  0.000 W     7177496.99      6133615.26

17      25  2 30.000 S    42 45  0.000 W     7182169.91      6134002.79

18      25  2 30.000 S    42 30  0.000 W     7180052.31      6159142.85

19      24 55  0.000 S    42 30  0.000 W     7194079.25      6160328.08

20      24 55  0.000 S    42 41 15.000 W     7195665.98      6141453.70

21      24 57 30.000 S    42 41 15.000 W     7190992.20      6141065.80

22      24 57 30.000 S    42 48 45.000 W     7192036.84      6128486.04

23      24 55  0.000 S    42 48 45.000 W     7196709.34      6128869.58

24      24 55  0.000 S    42 45  0.000 W     7196189.11      6135161.76

25      24 52 30.000 S    42 45  0.000 W     7200862.32      6135546.88

26      24 52 30.000 S    42 37 30.000 W     7199814.46      6148134.89

1       24 50  0.000 S    42 37 30.000 W     7204489.04      6148523.76

*

*   Perimeter     :       223.274 (Km)

*   Flat Area     :       621.660 (Km2)

*   Corrected Area:       611.644 (Km2)

*

*----------------------------------------------------------------------

BLOCK 5.                     SUL DE TUPI

*----------------------------------------------------------------------

*  -Projection   : Polyconic         -Datum: SAD-69     -M.C.: -54.00

*  -False North  :  10000000.00      -False East:   5000000.00

*  -Pad. Parallel: ---

*----------------------------------------------------------------------

*

Name/ Point      Latitude      Longitude      North Coord.     East  Coord.

*

Translation nºJ11791/10 CL/IS	123	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

1       25 40  0.000 S    42 56 15.000 W     7113669.66      6109369.03

2       25 45  0.000 S    42 56 15.000 W     7104329.81      6108588.87

3       25 45  0.000 S    42 45  0.000 W     7102740.39      6127333.30

4       25 37 30.000 S    42 45  0.000 W     7116755.79      6128522.84

5       25 37 30.000 S    42 48 45.000 W     7117286.71      6122268.22

6       25 40  0.000 S    42 48 45.000 W     7112615.45      6121874.54

1       25 40  0.000 S    42 56 15.000 W     7113669.66      6109369.03

*

*   Perimeter     :        65.765 (Km)

*   Flat Area     :       205.840 (Km2)

*   Corrected Area:       202.704 (Km2)

*

*----------------------------------------------------------------------

BLOCK 6.                     NORDESTE DE TUPI

*----------------------------------------------------------------------

*  -Projection   : Polyconic       -Datum: SAD-69     -M.C.: -54.00

*  -False North  : 10000000.00     -False East:   5000000.00

*  -Pad. Parallel: ---

*

Name/ Point    Latitude        Longitude      North Coord.     East  Coord.

1       25  7 30.000 S    42 37 30.000 W     7171768.59      6145788.87

2       25  7 30.000 S    42 26 15.000 W     7170163.45      6164629.63

3       25 10  0.000 S    42 26 15.000 W     7165487.46      6164229.90

4       25 10  0.000 S    42 30  0.000 W     7166026.07      6157952.09

5       25 20  0.000 S    42 30  0.000 W     7147325.52      6156355.83

6       25 20  0.000 S    42 33 45.000 W     7147863.79      6150086.62

7       25 17 30.000 S    42 33 45.000 W     7152538.17      6150484.39

8       25 17 30.000 S    42 37 30.000 W     7153072.87      6144212.71

1       25  7 30.000 S    42 37 30.000 W     7171768.59      6145788.87

*

*   Perimeter     :        84.712 (Km)

*   Flat Area     :       295.494 (Km2)

*   Corrected Area:       290.703 (Km2)

*

*----------------------------------------------------------------------

Translation nºJ11791/10 CL/IS	124	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

II. CONTINGENT BLOCK

BLOCK 7.                     PEROBA

*----------------------------------------------------------------------

*  -Projection   : POLICONICA        -Datum: SAD-69     -M.C.: -54.00

*  -False North  :  10000000.00      -False East:   5000000.00

*  -Pad. Parallel: ---

*----------------------------------------------------------------------

*   Name/ Point      Latitude         Longitude      North Coord.     East  Coord.

1       25 47 30.000 S    42 56 15.000 W     7099660.00      6108197.91

2       25 47 30.000 S    42 45  0.000 W     7098068.74      6126935.59

3       26  2 30.000 S    42 45  0.000 W     7070040.42      6124536.82

4       26  2 30.000 S    42 48 45.000 W     7070577.47      6118304.75

5       26 10  0.000 S    42 48 45.000 W     7056566.15      6117104.15

6       26 10  0.000 S    42 52 30.000 W     7057102.03      6110878.65

7       26 17 30.000 S    42 52 30.000 W     7043093.18      6109679.58

8       26 17 30.000 S    43  0  0.000 W     7044159.51      6097241.51

9       25 52 30.000 S    43  0  0.000 W     7090846.28      6101172.34

10      25 52 30.000 S    42 56 15.000 W     7090320.58      6107414.23

1       25 47 30.000 S    42 56 15.000 W     7099660.00      6108197.91

*

*   Perimeter     :       162.534 (Km)

*   Flat Area     :      1084.905 (Km2)

*   Corrected Area:      1068.564 (Km2)

*

*

APPENDIX II

Translation nºJ11791/10 CL/IS	125	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Agreement Area	INITIAL ASSESSMENTS			REVIEW*
	Transfer of Rights Agreement volume (millions of oil barrels equivalent)	Barrel Value (US$/boe)	Initial Value of the Transfer of Rights Agreement (US$)	Volume of Transfer of Rights Agreement (millions of oil barrels equivalent	Barrel Value (US$/boe)*	Revised Value of the Transfer of Rights Agreement*
BLOCK 1 Florim	467	9.0094	4,207,389,800.00	-	-	-
BLOCK 2 Franco	3.058	9.0400	27,644,320,000.00	-	-	-
BLOCK 3 Sul de Guará	319	7.9427	2,533,721,300.00	-	-	-
BLOCK 4 Entorno de Iara	600	5.8157	3,489,420,000.00	-	-	-
BLOCK 5 Sul de Tupi	128	7.8531	1,005,196,800.00	-	-	-
BLOCK 6 Nordeste de Tupi	428	8.5357	3,653,279,600.00	-	-	-
BLOCK 7 Peroba	-	-	-	-	-	-
Initial Value of the Agreement in US Dollars (US$)			42,533,327,500.00
Exchange Rate			1,7588
Agreement Initial Value in Reais (R$)			74.807.616.407,00	Agreement Reviewed Value

Translation nºJ11791/10 CL/IS	126	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

* values shall be filled in during the Review provided in Clause Eight

APPENDIX III

SAMPLE OF QUARTERLY EXPENSES REPORT

1. REPORT OF QUARTERLY EXPENSES – EXPLORATION (Value in thousand Reais

[FIGURE]

2. REPORT OF QUARTERLY EXPENSES – DEVELOPMENT (Value in thousand Reais)

[FORM TEMPLATE]

3. REPORT OF QUARTERLY EXPENSES – PRODUCTION (Value in thousand Reais)

[FORM TEMPLATE]

APPENDIX IV

EXPLORATION MANDATORY PROGRAM

Block	Activity
Florim	Drilling of 1 well + 3D seismic with depth migration (PSDM) of Block integrity
Franco	Drilling of 2 wells + TLD + 3D seismic with depth migration (PSDM) of Block integrity
Iara (Surroundings)	Drilling of 1 firm well + 1 contingent well + TLD (contingent) + 3D seismic with depth migration (PSDM) of Block integrity

Tupi NE	Drilling of 1 well + TLD (contingent) + 3D seismic with depth migration (PSDM) of Block integrity
Guará South	Drilling of 1 well + 3D seismic with depth migration (PSDM) of Block integrity
Tupi (Surroundings)	Drilling of 1 well + 3D seismic with depth migration (PSDM) of Block integrity
Contingent Block - Peroba	Drilling of 1 well + 1 contingent well + TLD (contingent) + 3D Seismic with depth migration (PSDM) of the entire Block

Translation nºJ11791/10 CL/IS	127	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Notes:

1. The maximum period for the execution of the Exploration Mandatory Program is of 4 years. In case the Assignee understands it is necessary some additional activity, it may be requested an extension of up to 2 years to execute it;

2. For the purposes of compliance with the Mandatory Exploration Program, all wells indicated in this Appendix must reach the litho-stratigraphic unit Piçarras of Barremiana age, crossing, thus the main Pre-salt reservoirs of Santos Basin.

3. The activities are defined for each Block individually and may not be assigned;

4. The Assignee must submit to ANP a 3D seismic coverage with depth migration (PSDM) of block integrity listed. The seismic shall be acquired in order to assess the stratigraphic units of the Pre-salt Layer.

5. The TLDs and wells classified as contingent shall be mandatorily executed after verified the discovery of hydrocarbon.

Translation nºJ11791/10 CL/IS	128	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

6. The failure to execute any TLD or contingent well shall be previously approved by ANP upon technical justification provided by Assignee.

7. For purposes of what is provided for in items 10.12 and 10.13, the ANP shall establish the reference values for each of the activities that integrate this Annex, considering the most recent information received from the Assignee by the Agency for the respective Block or, if such information does not exist, the Agency shall consider the information received from the Assignee referring to a similar Block,

APPENDIX V

GUIDELINES FOR AGREEMENT REVIEW

The review referred to in Clause Eight shall observe the guidelines and assumptions listed in this Appendix V. In case of necessity of definition of assumptions or variables not established in this Appendix, the Parties shall use, in this definition, the principles and assumptions used in the certifications included in the technical  assessment reports referred to in Section 3 of Law No. 12.276 of 2010.

Translation nºJ11791/10 CL/IS	129	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Methodology

The Agreement Reviewed Value shall be the sum of all net values presented from the annual cash flow discounted of deterministic projects for each Block of the Agreement Area, taking into consideration the technical and economical assumptions listed below.

Economical Assumptions

1. Base-date: for discount on the cash flow, shall be adopted the same date used in the certifications included in the technical assessment reports referred to in Section 3 of Law No. 12.276 of 2010.

2. Real discount Rate: 8.83 % per year

3. Products prices:

a. Oil:

i. The reference price shall be equal to the average of closing quotes in the month before the date of reference for revision of the Crude Light West Texas Intermediate – WTI – oil, in US$/barrel, disclosed by the NYMEX stock exchange under code CL, for the future contract of 18th maturity, less the difference in relation to Brent Oil.

Translation nºJ11791/10 CL/IS	130	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

ii. The difference in relation to the brent oil (WTI price less Brent oil price) shall be calculated using the annual average monthly projections that have been recently published by the consultancy firm Pira Energy Group for the year following the Revision, or if it is not available, a similar forecast published by an international reputable entity with regard to technical skills in the oil and natural gas industry.

 i. For each block of the Agreement Area, the difference of the oil price of the Block in relation to the Brent oil shall be calculated according to the characterization of fluids more recently available by the date of the Review, using for  the calculation of the differential relative to the Reference Price the methodology indicated in the ANP Directive 206/2000.

i. The values of fractions of products derived from Brent oil, in US$/barrel, to be used in the calculation of the differential referred to in item (iii) above shall be the average of the values published by ANP, for each fraction, during the twelve months prior to the Review month.

Translation nºJ11791/10 CL/IS	131	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

b. Natural Gas:

i. Reference Price of Natural Gas (PRGN)

The Reference Price of the Natural Gas in US$ / MMBtu shall be comprised of the Price in the Reference Market (PMR) less the portions referring to the Transportation Fees (TTr), Processing Fee (TP), Transference Fee (TT) and Trading Expenses (DC), pursuant to the following formula:-

PRGN = PMR - (TTr + TP + TT + DC)

ii. Price in the Reference Market (PMR):

- The Price in the Reference Market, in  US$/MMBtu, consists of the average price of sale of the national natural gas within the 12 months preceding the revision month, weighed per volume, employed by Petrobras for the firm supply to the non-thermoelectric market, in the States of Rio and São Paulo, under the contractual reference conditions.

 iii. Transportation Fees (TTr):

The Transportation Fees, in US$/MMBtu, are the contractual fees of the gas pipelines for transporting the

Translation nºJ11791/10 CL/IS	132	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

gas between the Treatment Units and the Delivery Areas, as defined below:

TTr = Σ TTr(n)

Where:

TTr(n) – Transportation Fee of gas pipeline No.

iv. Processing Fee (TP):

The Processing Fee, in US$/MMBtu, is determined based on the treatment cost of the Pre-salt gas, in the Cabiúnas Terminal, considering, in calculation, the income derived from the trading of liquid fuels produced in the treatment process.

v. Transfer Fee (TT):

The Transfer Fee, in US$/MMBtu, is determined based on the cost for flowing the natural gas of the pre-salt from the Production Units up to Cabiúnas Terminal.

vi. Trading Expenses (DC):

The Trading Expenses, in  US$/MMBtu, correspond to the costs incurred in the marketing of gas, which includes, among others, the preparation and management of the natural gas trading agreements, the logistics control of supply and turnover.

Translation nºJ11791/10 CL/IS	133	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

vi.The costs provided for under items iv and v shall be calculated based on information audited with Assignee for similar outflowing  projects of gas in the pre-salt. The costs provided for in item vi shall be calculated based on information audited with Assignee referring to the trading of the natural gas.

4. Taxation: it shall be considered the Brazilian taxation load for the fields in the regime of Transfer of Rights Agreement valid at the time of the Revision.

5. Costs:

a. For the operations performed between the Date of Execution and the Date of Review it shall be considered the cost effectively incurred by the Assignee, in US$, in segregated manner for each Block in the Agreement Area, provided they have been audited and are consistent with the common market practices.

b. The investment costs, the operational costs and all other future expenses shall be estimated according to the Best Practices of the Oil Industry, taking into consideration the operational environment, and valued

Translation nºJ11791/10 CL/IS	134	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

based on the market prices in force for each asset or service by the Date of the Review.

c. Charter and lease: whenever applicable, according to the best practices of the oil industry, shall be considered for the production assets, including, but not limited, to the production unities and subsea equipment. They shall be estimated based on the daily charter rates referring to recent contracts for the Stationary Production Units, of equivalent market values (CAPEX). There shall be added to these payments the amount corresponding to the taxation assessed over the remittances.

d. The costs of investment, operation and all other expenses shall be quoted in American dollars (US$).

6. The exchange rate to be used in the conversions of US Dollars into Reais shall be the average exchange rate PTAX for purchase valid thirty (30) days before the payment.

Technical Assumptions

1. The reservoirs to be assessed shall be, at first, the ones considered in the initial assessment and that have been considered by the Technical Assessment Reports

Translation nºJ11791/10 CL/IS	135	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

referred to in section 3 of Law 12.276 of 2010. If any other discovery in the prism of oil relative to the Blocks of Agreement Area occurs, the respective volumes may also be considered.

1. There shall be used Typical Modules or the possible solutions specific for each area, which, after the Marketability Statement, shall comprise the respective Development Plans.

a. It is understood by Typical Module the set that includes oil rig type FPSO – Floating, Production, Storage and Offloading, production and accessory plants (separation, treating, generation, compression, reinjection, etc.), rigid and flexible lines, manifolds and wells, conceived to drain, in each Block of the Agreement Area, the volume forecasted for each Typical Module.

a. For the conception of each Typical Module, it shall be considered only technologies of dependable application for primary and secondary recovery of hydrocarbons.

Translation nºJ11791/10 CL/IS	136	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

a. The production scenarios shall be built taking into consideration the most recent characterization of the reservoir, incorporating all information related to the  reservoir and fluids.

a.  The scenarios for development plans shall consider the Typical Module of development or specific solutions for each area and shall be based on optimized projects of analogue areas in the pre-salt, according to the most recent available knowledge and according to the commitments of Local Content of Clause Twenty-Four of the Agreement;

APPENDIX VI

LOCAL CONTENT

Systems	CL Minimum System (%)	Subsystems	Item	CL Minimum item (%)
Exploration	46	Geology and Geophysics	Processing Interpretation	40
			Acquisition	5
		Drilling, Assessment and Completion	Drilling rig - Charter	10
			Drilling + Completion(note 1)	30
			Auxiliary Systems (note 2)	55
		Operational Support	Logistic Support (Maritime/Air/Base)	15
		Long Term Test (TLD)	Drilling rig - Charter (note 5)	10
Development	60	Drilling, Assessment and Completion	Drilling rig - Charter	10
			Drilling + Completion(note 1)	30
			Auxiliary Systems (note 2)	55
			Logistic Support	15
			Christmas Tree	85
		Production Collection System	Umbilical	40
			Manifolds w/o control	80
			Production Lines/ Injection flexible (Flowlines, Risers)	80
			Production Lines/ Injection Rigid	100
			Drainage ducts	100
			Subsea Control System	50
			Basic Engineering	50
			Detailing Engineering	95
			Management, Construction and Assembly	60
		UEP	Basic Engineering	50
			Detailing Engineering	95
			Management, Construction and Assembly	60
			Hull	80
			Naval Systems	50
			Anchoring Multiple Assembly	70
			Anchoring Single Assembly	30
			Modules Installation and Integration	95
			Anchoring lines pre-installation and Hook-up	85
			Plants (note 4)	Basic Engineering
				Detailing Engineering
				Service Engineering
				Metals (note 3)
				Construction and Assembly

Translation nºJ11791/10 CL/IS	137	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Note 1: In the composition of measured CL (Local Content) for Drilling, Assessment and Completion, the following must be considered:
Equipment	CL (%)
Wellhead	45
Casing	80
Production Columns	80
Well Equipment	30
Bits	5

Translation nºJ11791/10 CL/IS	138	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Note 2: In the composition of auxiliary systems the following sub items must be considered:
Equipment	CL (%)
Electrical System	60
Automation System	60
Telecommunication System	40
Fiscal Measurement System	60
Field Instrumentation	40

Note 3: In the composition of measured CL (Local Content) for UEP equipment the following sub items must be considered

Types	Equipment	CL (%)
Sheet Metal Shop	Pressure vessels	85
	Furnaces	80
	Tanks	90
Towers	Of Processing	85
	Of cooling	85
Heat towers		80
Rotation Mechanical	Pumps	70
	Steam turbines	90
	Screw Compressors	70
	Alternative Compressor	70
	Diesel Engines (up to 600 hp)	90
Static Mechanical	Valves (up to 24”)	90
	Filters	85
	Burners	80
	Cathode Protection	90
Electrical System		60
Automation System		60
Telecommunication System		40
Fiscal Measurement System		60
Field Instrumentation		40

Translation nºJ11791/10 CL/IS	139	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Note 4: This item is composed of: Processing Plant, Gas Movement Plant and Water Injection Plant.-----------

Note 5: It shall only be required the compliance of minimum CL in the TLD for the cases where the test is reviewed in the exploration stage.

Production Development Stage – modules with first oil up to 2016
Sub System		Item	Minimum item of Local Content (%)	Local Content – Minimum – Modules of the Development Stage (%)
Drilling, Evaluation and Completion		Rig Chartering	29	55
		Logistic Support (Maritime/ Air/ Base)	50
		Christmas Tree	70
		Drilling + Completion (note 1)	49
		Ancillary Systems (note 2)	52
Production Collection System		Flowing Pipes	100
		Basic Engineering	50
		Detailing Engineering	95
		Management, Construction and Assembly	80
		Flexible Injection /Production Lines (Flowlines, Risers)	56
		Hard Injection /Production Lines	50
		Manifolds	70
		Subsea Control System	0
		Umbilical	55
UEP		Hull	70
		Basic Engineering	65
		Detailing Engineering	65
		Management, Construction and Assembly	65
		Installation and Integration of Modules	65
		Plants – Construction and Assembly	65
	Plants (Note 4)	Basic Engineering	65
		Detailing Engineering	65
		Services Management	65
		Materials (Note 4)	71
		Pre-Installation and Hook-up of Mooring Lines	65
		Multiple Mooring System	65
		Simple Mooring System	65
		Naval Systems	65

Translation nºJ11791/10 CL/IS	140	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Production Development Stage – modules with first oil in 2017 and 2018
Sub System		Item	Minimum item of Local Content (%)	Local Content – Minimum – Modules of the Development Stage (%)
Drilling, Evaluation and Completion		Rig Chartering	50	58
		Logistic Support (Maritime/ Air/ Base)	50
		Christmas Tree	70
		Drilling + Completion (note 1)	49
		Ancillary Systems (note 2)	40
Production Collection System		Flowing Pipes	100
		Basic Engineering	50
		Detailing Engineering	95
		Management, Construction and Assembly	80
		Flexible Injection /Production Lines (Flowlines, Risers)	56
		Hard Injection /Production Lines	50
		Manifolds	70
		Subsea Control System	0
		Umbilical	55
UEP		Hull	70
		Basic Engineering	65
		Detailing Engineering	65
		Management, Construction and Assembly	65
		Installation and Integration of Modules	65
		Plants – Construction and Assembly	65
	Plants (Note 4)	65	65
		65	65
		65	65
		71	71
		Pre-Installation and Hook-up of Mooring Lines	65
		Multiple Mooring System	65
		Simple Mooring System	65
		Naval Systems	65

Translation nºJ11791/10 CL/IS	141	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Production Development Stage – modules with first oil in or after 2019
Sub System		Item	Minimum item of Local Content (%)	Local Content – Minimum – Modules of the Development Stage (%)
Drilling, Evaluation and Completion		Rig Chartering	65	65
		Logistic Support (Maritime/ Air/ Base)	60
		Christmas Tree	70
		Drilling + Completion (note 1)	49
		Ancillary Systems (note 2)	52
Production Collection System		Flowing Pipes	100
		Basic Engineering	50
		Detailing Engineering	95
		Management, Construction and Assembly	80
		Flexible Injection /Production Lines (Flowlines, Risers)	56
		Hard Injection /Production Lines	50
		Manifolds	70
		Subsea Control System	0
		Umbilical	55
UEP		Hull	70
		Basic Engineering	65
		Detailing Engineering	65
		Management, Construction and Assembly	65
		Installation and Integration of Modules	80
		Plants – Construction and Assembly	80
	Plants (Note 4)	65	65
		65	65
		65	65
		71	71
		Pre-Installation and Hook-up of Mooring Lines	65
		Multiple Mooring System	65
		Simple Mooring System	65
		Naval Systems	65

Notes

Translation nºJ11791/10 CL/IS	142	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

(1) In the composition of the Local Content measured for  Drilling, Assessment and Completion, the following specific content must be considered:

Equipment	Minimum Local Content(%)
Bits	5
Well Head	60
Production String	50
Well Equipment	50
Casing	50

(2)  In the composition of the auxiliary systems, the following sub items must be considered:

Equipment	Minimum Local Content(%)
Field Instrumentation	40
Automation System	60
Tax Measurement System	60
Telecommunication System	40
Electric System	60

(3) In the composition of Local Content measured for the equipment of the Stationary Production Unit (UEP), the following sub items must be considered:

Equipment		Minimum Local Content(%)
Boiler	Ovens	80
	Tanks	90
	Pressure Vessels	85
Field Instruments		40
Static Mechanic	Filters	85
	Cathodic Protection	90
	Burners	80
	Valves (up to 24")	90
Rotative Mechanic	Pumps	70
	Rotative Mechanic – Alternative Compressors	70
	Rotative Mechanic – Thread Compressors	70
	Rotative Mechanic – Diesel Engines (up to 600 hp)	80
	Rotative Mechanic – Steam Turbines	80
Automation System		60
Tax Measurement System		60
Telecommunication System		40
Electric System		60
Process Tower		85
Cooling Tower		85
Heat Exchangers		15

(4) This item is comprised of: process plant, gas plant and water injection plant.

(5) There shall only be required the commitment of Minimum Local Content in the Long duration Test (TLD) for the cases in which the test is provided for in the Exploration Stage.

Translation nºJ11791/10 CL/IS	143	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

APPENDIX VII ADDRESSES • Assignor: Ministério de Minas e Energia A/C Ministro de Estado de Minas e Energia Esplanada dos Ministérios, Bloco “U” 70065-900 Brasília-DF

Translation nºJ11791/10 CL/IS	144	ABPS Traduções

Exhibit 2.47

Lenora Pereira Hupsel of the Oliveira

Sworn Public Translator

English-Portuguese

Enrolled with the Board of Trade of the State of Rio of the Janeiro under # 165

The.BPS Idiomas and Traduções Ltda.

Av. Passos, 115 – salas 811 and 814

Rio of the Janeiro – Centro

Tel: 2213-2986 and Fax: 2518-3817

and e-mail: abps@abpstraducoes.with.br

Ministério da Fazenda

A/C Ministro de Estado da Fazenda

Esplanada dos Ministérios, Bloco “P”

70048-900

Brasília - DF

• Assignee:

Petróleo Brasileiro S.A. - PETROBRAS

A/C Presidente (CEO)

Av. República do Chile, 65, 23º andar

20031-912

Rio de Janeiro - RJ

• ANP:

Agência Nacional do Petróleo, Gás Natural e Biocombustíveis

A/C .Diretor Geral

Av. Rio Branco, 65 – 18º andar

20090-004

Rio de Janeiro - RJ

APPENDIX VIII

PRE-SALT AREA

PRE-SAL POLYGON
POLYCÔNIC COORDINATES /SAD69/MC54
Longitude (W)	Latitude (S)	Vertex
5828309.85	7131717.65	1
5929556.50	7221864.57	2
6051237.54	7283090.25	3
6267090.28	7318567.19	4
6435210.56	7528148.23	5
6424907.47	7588826.11	6
6474447.16	7641777.76	7
6549160.52	7502144.27	8
6502632.19	7429577.67	9
6152150.71	7019438.85	10
5836128.16	6995039.24	11
5828309.85	7131717.65	1

Rio de Janeiro, May 9, 2011.

Translation nºJ11791/10 CL/IS	145	ABPS Traduções